Exhibit 4(xx)

AGENCY AGREEMENT

by and among

MBNA EUROPE FUNDING PLC

as Issuer,

Deutsche Bank Trust Company Americas

as Global Agent,

Deutsche Bank AG London

as London Paying Agent and London Issuing Agent,

Deutsche Bank Trust Company Americas

as NY Paying Agent and Registrar,

-and-

Deutsche Bank Luxembourg S.A.

as Luxembourg Paying Agent, Euro Registrar and Transfer Agent

Dated as of September 15, 2004

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-ii-

Schedules

Schedule 1

Exhibits

Form of Global Note	Exhibit A
Form of Definitive Note	Exhibit B
Form of Reverse of Note	Exhibit C
Form of Certification for interests in the Unrestricted Notes, etc.	Exhibit D-l
Form of Certification for interests in the Restricted Notes, etc.	Exhibit D-2
Important Notice: DTC	Exhibit E-1
Important Notice: Euroclear	Exhibit E-2
Important Notice: Clearstream	Exhibit E-3

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This AGENCY AGREEMENT (“Agreement”) is dated as of September 15, 2004 by and among:

(1)	MBNA EUROPE FUNDING PLC, incorporated as a public limited company with limited liability in England and Wales (the “Issuer”);

(2)	Deutsche Bank Trust Company Americas, a banking corporation organized pursuant to the laws of the State of New York (“Deutsche Bank” or the “Global Agent”);

(3)	Deutsche Bank AG London (“Deutsche Bank AG London”) as paying agent (the “London Paying Agent”) and issuing agent (the “London Issuing Agent”) which expressions shall also include any successors appointed in accordance with Section 29 of this Agreement;

(4)	Deutsche Bank Trust Company Americas acting through its specified office in New York (“Deutsche Bank New York”) as registrar (the “Registrar”) and paying agent (the “NY Paying Agent”) which expressions shall also include any successors appointed in accordance with Section 29 of this Agreement; and

(5)	Deutsche Bank Luxembourg S.A. (“Deutsche Bank Luxembourg”) in its capacity as transfer agent (the ‘Transfer Agent”), Euro registrar (the “Euro Registrar”) and as paying agent (the “Luxembourg Paying Agent”; together with the London Paying Agent and the NY Paying Agent, the “Paying Agents”; individually a “Paying Agent”) which expressions shall include any successors appointed in accordance with Section 29 of this Agreement.

WHEREAS:

(A)	The Issuer has entered into a Dealer Agreement dated as of the date hereof with certain Dealers named therein pursuant to which the Issuer may from time to time issue up to US$3,000,000,000 aggregate principal amount (or the equivalent thereof in other currencies) of its Notes (the “Notes”), or such other maximum aggregate principal amount of the Notes that the Issuer shall determine may be issued or outstanding at any one time pursuant to the Program (as defined herein), provided, that the Issuer shall promptly notify the Agents of any such increase;

(B)	The Notes will be issued subject to, and with the benefit of, this Agreement;

(C)	The payments of all amounts due in respect of the Notes will be irrevocably guaranteed by MBNA America Bank, National Association (the “Guarantor”) pursuant to a guarantee (the “Guarantee”) dated as of the date hereof between the Issuer and the Guarantor; and

(D)	The Issuer has made application to the Luxembourg Stock Exchange (the “Stock Exchange”) with the intention that Notes issued under the Program may be listed on the Stock Exchange, in connection with which application the Issuer has procured the preparation of an offering circular dated as of the date hereof (the “Offering Circular”).

NOW, THEREFORE IT IS HEREBY AGREED as follows:

Section 1. Definitions and Interpretation.

(a) the following terms shall have the following meanings:

“Agents” means the collective reference to the Global Agent, the Paying Agents, the Registrar, the Euro Registrar, the London Issuing Agent and the Transfer Agent;

“Authorized Representative” shall have the meaning ascribed thereto in Section 3(b) of this Agreement;

“Business Day” means, unless otherwise agreed, a day which is both:

(i)	a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in New York and London; and

(ii)	either (A) in relation to Notes denominated in a Specified Currency other than Euro, a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant Specified Currency (if other than The City of New York or The City of London) or (B) in relation to Notes denominated in Euro, a day (other than a Saturday or a Sunday) on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System or any successor thereto is open;

“Certificate” means a certificate in or substantially in the form set out in Exhibit D-l or D-2 that is issued in respect of (i) any Restricted Global Note or any Unrestricted Global Note or (ii) one or more individual definitive Notes issued in the name of the holder of one or more such Notes (including any Note issued, replaced or exchanged pursuant to Article 15).

“Clearstream” means Clearstream Banking, société anonyme or any successor thereto;

“Dealer” means ABN AMRO Bank Inc., Banc of America Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., HSBC Securities (USA), Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Bank N.V., Banc of America Securities Limited, Barclays Bank PLC, BNP Paribas, Citigroup Global Markets Limited, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, HSBC Bank plc, J.P. Morgan Securities Ltd., Lehman Brothers International (Europe) and Merrill Lynch International and any other entities appointed as dealers from time to time pursuant to the Dealer Agreement and notice of whose appointment is given to the Global Agent;

“Definitive Note” means a definitive registered Note substantially in the form set out in Exhibit B in such other form as may be agreed between the Issuer and the Global Agent;

“Dealer Agreement” means the agreement of even date herewith among the Issuer and the Dealers concerning the sale of Notes to be issued by the Issuer and includes any amendment or supplement thereto;

“Distribution Compliance Period” means the period of 40 days after completion of the distribution of a tranche of Notes (as determined and certified to the Global Agent and the Issuer by each Dealer as to Notes purchased by or through it, in which case the Global Agent or the Issuer shall notify such Dealer when all Dealers have so certified).

“DTC” means The Depository Trust Company in New York, New York and its successors;

“DTC Global Note” means a Global Note deposited with a custodian for, and registered in the name of a nominee of, DTC;

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System or any successor thereto;

“Euroclear/Clearstream Global Note” means a Global Note deposited with a common depositary for, and registered in the name of a nominee of, Euroclear and/or Clearstream;

“Global Note” means one or more Restricted Global Note(s), if any, and one or more Unrestricted Global Note(s), if any, in fully registered form and issued in respect of the Notes substantially in the form set out substantially in the form set out in Exhibit A hereto or in such other form as may be agreed upon between the Issuer and the Global Agent; each Global Note shall either be a DTC Global Note or a Euroclear/Clearstream Global Note.

“GPR” means the Global Programme Reporting System, a secure Internet based reporting/confirmation system offered by Deutsche Bank AG London and Deutsche Bank New York to their note program clients or any successor system offered by Deutsche Bank AG London;

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“ISDA Definitions” means the 2000 ISDA Definitions, as amended and updated from time to time, published by the International Swaps and Derivatives Association, Inc.;

“Non-Permitted Holder” means any U.S. person (as defined in Regulation S of the Securities Act) that is not a QIB/QP and becomes the beneficial owner of any Restricted Note.

“Noteholders” means the several persons who are for the time being holders of outstanding Notes (being the registered owner thereof as reflected in the Note Register);

“Note Register” shall have the meaning ascribed thereto in Section 8(a) of this Agreement;

“Offering Circular” means the Offering Circular relating to the Notes as revised, supplemented, amended or updated, including any Pricing Supplement thereto relating to a particular Tranche of Notes and such documents as are from time to time incorporated therein by reference;

“Original Issue Date” means, with respect to any Note, the original date of issue of such Note, being in the case of any Definitive Note, the date of issue of the Global Note which initially represented such Note;

“Outstanding” means, at any particular time, all Notes theretofore issued other than (a) those which have been redeemed in full in accordance with their terms and with this Agreement, (b) those with respect to which the redemption date in accordance with their terms has occurred and the redemption monies wherefor (including any premium and all interest (if any) accrued thereon to the redemption date and any interest (if any) payable after such date) have been duly paid to or deposited to the account of the Global Agent as provided herein (and, where appropriate, notice has been given to the Noteholders in accordance with the terms thereof and Section 16) and remain available for payment, (c) those which have become void in accordance with their terms, (d) those which have been cancelled, (e) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes in accordance with their terms, (f) (for the purposes only of determining the aggregate principal amount of Notes outstanding and without prejudice to the status of any Note for any other purpose) those Notes alleged to have been lost, stolen or destroyed and with respect to which replacement Notes have been issued in accordance with their terms and (g) Global Notes to the extent that they shall have been duly exchanged for Definitive Notes, in each case pursuant to their respective terms;

“Person” means any individual, company, association, firm, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Pricing Supplement” means the pricing supplement prepared by the Issuer in relation to a particular Tranche of Notes (substantially in the form of Annex A to the Offering Circular) as a supplement to the Offering Circular;

“Procedures Memorandum” means the Procedures Memorandum attached as Annex I to the Dealer Agreement;

“Program” means the Global Note Program established by the Dealer Agreement;

“QIB” means any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Notes, is a qualified institutional buyer, as defined in Rule 144A under the Securities Act.

“QIB/QP” means any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Notes, is both a QIB and a QP.

“QP” means any Person that is a qualified purchaser for purposes of Section 3(c)(7) of the Investment Company Act.

“Regulation S” means Regulation S under the Securities Act.

“Restricted Global Note” means one or more Global Note(s) representing Notes sold to QIBs in reliance on Rule 144A under the Securities Act and Section 3(c)(7) under the 1940 Act substantially in the form set out in Exhibit A bearing the Restricted Note Legend.

“Restricted Note” means any Global Note or Definitive Note or interest in a Global Note or Definitive Note that is sold to QIBs in reliance on Rule 144A under the Securities Act and Section 3(c)(7) under the 1940 Act bearing the Restricted Note Legend substantially in the form set out in either Exhibit A or Exhibit B.

“Restricted Notes Legend” means the restrictive legend to be borne by the Certificates issued in respect of the Restricted Global Note, in the form set out in Exhibit A.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time, and any successor statute thereto.

“Senior Note” means any Note issued pursuant to the Program which is identified on its face as a senior note.

“Senior Creditors of the Issuer” means all unsubordinated creditors of the Issuer.

“Series” means all Notes which are denominated in the same currency and which have the same Stated Maturity Date, interest payment basis and interest payment dates (except in some cases, the first interest payment date), if any, (all as indicated in the applicable Pricing Supplement) and the terms of which, except for the Original Issue Date and/or the issue price (each as indicated as aforesaid), are otherwise identical, including whether the Notes are listed;

“Stock Exchange” means the Luxembourg Stock Exchange or any other stock exchange(s) on which any Notes may from time to time be listed and reference in this Agreement to the “relevant Stock Exchange” shall, in relation to any Notes, be reference to the Stock Exchange on which such Notes are from time to time, or will be, listed;

“Subordinated Note” means any Note issued pursuant to the Program which is identified on its face as a subordinated note.

“Tranche” means all Notes of the same Series with the same Original Issue Date and the same issue price;

“Unrestricted Global Note” means one or more Global Note(s) representing Notes sold in reliance on Regulation S, substantially in the form set out in Exhibit A bearing the legends set forth in Exhibit A, but not the Restricted Note Legend.

“Unrestricted Note” means any Global Note or Definitive Note or interest in a Global Note or Definitive Note that is sold in reliance on Regulation S bearing the Unrestricted Note Legend but not the Restricted Note Legend substantially in the form set out in either Exhibit A or Exhibit B.

“US$” and “U.S. Dollars” means the lawful currency for the time being of the United States.

(b) Terms and expressions defined in the Notes and the Offering Circular shall have the same meanings in this Agreement, except where the context requires otherwise.

(c) Any references to Notes shall, unless the context otherwise requires, include any Global Notes and Definitive Notes.

(d) Schedule 1 is part of this Agreement and shall take effect accordingly.

Section 2. Appointment of the Global Agent, the London Issuing Agent, the Paying Agents, the Registrar, the Euro Registrar and the Transfer Agent.

(a) Deutsche Bank New York is hereby appointed as agent of the Issuer, to act as Global Agent for the purposes specified in this Agreement and all matters incidental thereto, upon the terms and subject to the conditions specified herein.

(b) Deutsche Bank New York is hereby appointed as agent of the Issuer, to act as Registrar and NY Paying Agent for the purposes specified in this Agreement and all matters incidental thereto, including, inter alia, completing, authenticating and issuing Notes, upon the terms and subject to the conditions specified herein and in the Notes.

(c) Deutsche Bank AG London is hereby appointed as the agent of the Issuer to act as London Paying Agent and London Issuing Agent for the purposes specified in this Agreement, including, inter alia, completing, authenticating and issuing Notes, upon the terms and subject to the conditions specified herein and in the Notes.

(d) Deutsche Bank Luxembourg is hereby appointed as agent of the Issuer, to act as Luxembourg Paying Agent, Euro Registrar and Transfer Agent for the purposes specified in this Agreement, upon the terms and subject to the conditions specified herein and in the Notes.

(e) Each of the Global Agent, the Paying Agents, the Registrar, the Euro Registrar, the London Issuing Agent and the Transfer Agent shall have the powers and authority granted to and conferred upon them, specifically, in the Notes and hereunder to act on behalf of the Issuer and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon.

(f) The obligations of the Global Agent, the Paying Agents, the Registrar, the Euro Registrar, the London Issuing Agent and the Transfer Agent shall be several, but not joint.

(g) Deutsche Bank New York is hereby appointed (i) Calculation Agent, for the purpose of calculating any variable interest rates or other bases for determining the payment of interest, premium or principal with respect to the Notes from time to time pursuant to the Calculation Agent Agreement and (ii) Exchange Rate Agent, for the purpose of determining exchanges of currencies of such payments from time to time; and, in connection with such appointments, the Issuer and Deutsche Bank New York shall endeavor to enter into a Calculation Agent Agreement and an Exchange Agent Agreement after the date hereof, which Calculation Agent Agreement and Exchange Agent Agreement shall be in such form or forms as may be mutually agreed between them. Notwithstanding the foregoing, the Issuer may appoint a different Calculation Agent or Exchange Agent for any Series of Notes (which may be the Issuer or any affiliate thereof or a Dealer purchasing such Notes or an affiliate thereof). The relevant Pricing Supplement will set forth the name of the Calculation Agent or Exchange Agent, if any, for such Series.

Section 3. Authorized Representatives.

From time to time, the Issuer shall provide the Global Agent, the Registrar, the Euro Registrar and the London Issuing Agent with a certificate executed by an officer of the Issuer, as applicable, certifying the incumbency and specimen signatures of those officers of the Issuer authorized to execute Notes on behalf of the Issuer by manual or facsimile signature and to give instructions and notices on behalf of the Issuer hereunder (each an “Authorized Representative” and collectively the “Authorized Representatives”). Until the Global Agent, the Registrar, the Euro Registrar or the London Issuing Agent receives a subsequent certificate, the Global Agent, the Registrar, the Euro Registrar and the London Issuing Agent shall be entitled to conclusively rely on the last such certificate delivered to them for the purposes of determining the identities of Authorized Representatives of the Issuer. Any Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Issuer on the date such signatures are affixed shall bind the Issuer after the completion, authentication and delivery thereof by the Registrar, the Euro Registrar or the London Issuing Agent, as the case may be, notwithstanding that such persons shall have ceased to hold office on the date such Note is so completed, authenticated and delivered by the Registrar, the Euro Registrar or the London Issuing Agent, as the case may be.

Section 4. Issuance Instructions.

All instructions regarding the completion, authentication and delivery of Notes shall be given by an Authorized Representative by facsimile transmission or by other acceptable written means by such Authorized Representative no later than 3:00 p.m. New York time three Business Days prior to the proposed issue date. Instructions for the issuance of Notes shall be transmitted to the Registrar or, as the case may be, the London Issuing Agent. In addition, the Dealer who has arranged to purchase or procure the purchase of Notes from the Issuer shall notify the Registrar or, as the case may be, the London Issuing Agent, by facsimile transmission or by other acceptable written means no later than 3:00 p.m. (New York time or London time, respectively), three Business Days prior to the proposed issue date, that payment by the Dealer to the Registrar or, as the case may be, the London Issuing Agent of the purchase price of any Note has been or will be duly made upon delivery and (if applicable) of details of the account to which payment is to be made. The Issuer agrees to deliver issuance instructions to the Registrar or, as the case may be, the London Issuing Agent via facsimile transmission.

Section 5. Issue of Global Notes.

(a) Upon receipt of instructions from an Authorized Representative in accordance with Section 4 hereof and the Procedures Memorandum regarding the completion, authentication and delivery of one or more Global Notes, the Registrar or, as the case may be, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Global Note(s) and, in accordance with such written instructions, shall:

(i)	complete such Global Note(s);

(ii)	attach the relevant Pricing Supplement as supplied by the Issuer;

(iii)	register such Global Note(s) in the name of Cede & Co., or another nominee of DTC, and/or in the name of a nominee of Euroclear and/or Clearstream, as specified in such instructions;

(iv)	authenticate such Global Note(s); and

(v)	(A) deliver such Global Note(s) to a custodian of DTC in accordance with such instructions against receipt from the custodian of confirmation that such custodian is holding the Global Note(s) so delivered in safe custody for the account of DTC and instruct DTC to credit the Notes represented by such Global Note(s), unless otherwise agreed in writing between the Registrar and the Issuer, to the Registrar’s participant account at DTC; and/or

(B) deliver such Global Note(s) to the specified common depositary of Euroclear and Clearstream in accordance with such instructions against receipt from the common depositary of confirmation that such common depositary is holding the Global Note(s) so delivered in safe custody for the account of Euroclear and/or Clearstream and instruct Euroclear or Clearstream or both of them (as the case may be) to credit the Notes represented by such Global Note(s), unless otherwise agreed in writing between the London Issuing Agent and the Issuer, to the London Issuing Agent’s distribution account;

provided, that instructions regarding the completion and authentication of such Note(s) are received by the Registrar or, as the case may be, the London Issuing Agent not less than three Business Days prior to the date of settlement relating to such Note(s).

(b) The Registrar shall provide DTC, and the London Issuing Agent shall provide Euroclear and/or Clearstream with such notifications, instructions or other information to be given by the Registrar or the London Issuing Agent, as the case may be, to DTC, Euroclear and/or Clearstream as may be required.

(c) Notes sold in offshore transactions in reliance on Regulation S shall be represented by Unrestricted Global Notes deposited with a custodian for DTC or a common depositary of Euroclear and/or Clearstream, as the case may be. Notes sold in reliance on Rule 144A under the Securities Act shall be represented by Restricted Global Notes deposited with a custodian for, and registered in the name of a nominee of, DTC.

Section 6. Issue of Definitive Notes.

(a) Definitive Notes shall be issued only if permitted by applicable law and (i) in the case of a DTC Global Note, DTC notifies the Issuer that it is unwilling or unable to continue as depositary for the DTC Global Note or DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, and, in either case, a successor depositary is not appointed by the Issuer within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) in the case of any other Global Note, if the clearing system(s) through which it is cleared and settled is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to cease business permanently or does in fact do so, or (iii) after the occurrence of an Event of Default with respect to any Global Note, the beneficial owners representing a majority in principal amount of such Global Note advise the relevant clearing system through its participants to cease acting as depositary for such Global Note.

(b) Upon the occurrence of any event specified in Section 6(a) which pursuant to the terms of a Global Note requires the issue of Definitive Notes in exchange for the Global Note, the Registrar or, as the case may be, the Euro Registrar shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Note(s) and, in accordance with the terms of the Global Note, shall:

(i)	complete an equal aggregate principal amount of Definitive Note(s) of authorized denominations and of like tenor with identical terms as the Global Note in accordance with the terms of the Global Note;

(ii)	register such Definitive Notes in the name or names of such persons as the relevant clearing system shall instruct the Registrar or, as the case may be, the Euro Registrar in writing;

(iii)	authenticate such Definitive Notes; and

(iv)	deliver such Definitive Notes to the relevant clearing system or pursuant to such clearing system’s written instructions in exchange for such Global Note.

(c) The Issuer shall deliver to the Registrar or, as the case may be, the Euro Registrar, upon the occurrence of any event specified in Section 6(a) which pursuant to the terms of a Global Note requires the issue of Definitive Notes, a sufficient number of Definitive Notes executed by an Authorized Representative to enable the Registrar or, as the case may be, the Euro Registrar to comply with its obligations under this Section 6.

Section 7. Deemed Representations

(a) Each Person who becomes a holder of a beneficial interest in Notes represented by an interest in a Restricted Global Note will be deemed to have represented and agreed as follows (terms used in this clause (a) that are defined in Rule 144A or Regulation S are used herein as defined therein):

(i)

The holder (A) (i) is a QIB who is also a Qualified Purchaser, (ii) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers and is not a plan referred to in Paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(l)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (iii) is aware that the sale of the Restricted Notes to it is being made in reliance on Rule 144A or another exemption from the registration requirements of the Securities Act, (iv) is aware that the Issuer will not be registered under the Investment Company Act in reliance on the exemption set forth in Section 3(c)(7) thereof, (v) is acquiring such Restricted Notes for its own account or for the account of a QIB who is also a Qualified Purchaser, as the case may be, (vi) was not formed for the purpose of investing in the Issuer or the Guarantor, (vii) will (and each account for which it is purchasing will) hold and transfer such Notes in at least the minimum principal amount of US$100,000, (viii) understands that the Issuer may receive a list of participants holding positions in the Notes from one or more book-entry depositories, and (ix) will provide notice of the transfer restrictions to any subsequent transferees or (B) is not a U.S. Person and is purchasing the Notes in an offshore transaction pursuant to Regulation S. It understands that in the event that at any time the Issuer determines or is notified that such holder is a Non-Permitted Holder, the Issuer, the Guarantor or the Transfer Agent may consider the acquisition of the related Notes or interest in the related Notes void and require that the related Notes or such interest be transferred to a person designated by the Issuer or the Guarantor. If any Non-Permitted Holder shall become the beneficial owner of any Restricted Note, the Issuer shall, promptly after discovery that such person is a Non-Permitted Holder by the Issuer, send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a purchaser that is not a Non-Permitted Holder within 30 days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Restricted Notes, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Restricted Notes or interest in Restricted Notes to a purchaser selected by the Issuer that is a not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or the Transfer Agent acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Restricted Notes, and selling such Restricted Notes to the highest such bidder.

However, the Issuer or the Transfer Agent may select a purchaser by any other means determined by it in its sole discretion. The holder of each Note, the Non-Permitted Holder and each other purchaser in the chain of title from the holder to the Non Permitted Holder, by its acceptance of an interest in the Notes, agrees to cooperate with the Issuer and the Transfer Agent to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale, shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any person having an interest in the Restricted Notes sold as a result of any such sale or the exercise of such discretion.

(ii)	The holder understands that the Restricted Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act, that the Issuer has not been registered under the Investment Company Act and that the Notes may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person who it reasonably believes is a QIB who is also a Qualified Purchaser in accordance with Rule 144A and who (w) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers, (x) is not a plan referred to in Paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(l)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (y) was not formed for the purpose of investing in the Issuer or the Guarantor, and (z) is acquiring such Restricted Notes for its own account or for the account of a QIB who is also a Qualified Purchaser; or (ii) in an offshore transaction to a non-U.S. person complying with Regulation S; in each of cases (i) and (ii), in accordance with all applicable securities laws of the states of the United States and in a minimum principal amount of US$100,000, and that (B) it will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred herein.

(iii)	The holder acknowledges that the Issuer and the Transfer Agent reserve the right prior to any sale or other transfer pursuant to clause 2(A)(ii) above to require the delivery of such certifications, legal opinions and other information as the Issuer and the Transfer Agent may reasonably require to confirm that the proposed sale or other transfer complies with the foregoing restrictions. It understands that the Restricted Notes will, for so long as the Issuer is relying on Section 3(c)(7) of the Investment Company Act, bear a legend substantially to the effect of the legend as set forth in Exhibit A.

(iv)	The holder will not, at any time, offer to buy or offer to sell the Notes by any directed selling efforts or by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice of other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitation or advertising.

(b) Each purchaser of Notes, by its acceptance thereof, will be deemed to have represented and agreed as follows:

(i)	It is not purchasing any Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act.

(ii)	It understands that the Issuer may receive a list of participants holding positions in Notes from one or more book-entry depositaries.

(iii)	It is relying on the information contained in the Offering Circular and the applicable Pricing Supplement in making its investment decision with respect to the Notes. It acknowledges that no representation or warranty is made by the Dealers as to the accuracy or completeness of such materials. It further acknowledges that none of the Issuer, the Guarantor or the Dealers or any person representing the Issuer, the Guarantor or the Dealers has made any representation to it with respect the Issuer, the Guarantor or the offering or sale of any Notes other than the information contained in this Offering Circular. It has had access to such financial and other information concerning the Issuer, the Guarantor and the Notes as it has deemed necessary in connection with its decision to purchase any of the Notes, including any opportunity to ask questions of and request information from the Issuer, the Guarantor and the Dealers.

(iv)	either (A) no portion of the assets used to acquire and hold the Notes constitutes assets of any employee benefit plan subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plan, account or other arrangement subject to Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or provisions under any federal, state, local, non U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or any entity whose underlying assets are considered to include “plan assets” of any such employee benefit plan, plan, account or arrangement or (B) the purchase and holding of the Notes by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation under any applicable Similar Law.

Section 8. Note Register; Registration. Transfer and Exchange; Persons Deemed Owners.

(a) The Registrar, as registrar for the Notes, shall maintain at its principal office in New York City, or such other location as may be agreed from time to time, the note register (the “Note Register”). The term “Note Register” shall mean the definitive register in which shall be recorded the names, addresses and taxpayer identification numbers of the holders of Notes, the serial and CUSIP numbers (or Code/ISIN Numbers, as the case may be) of the Notes, the Original Issue Dates thereof and details with respect to the transfer and exchange of Notes. The Euro Registrar, as registrar for Definitive Notes issued in lieu of interests an a Global Note previously held through Euroclear or Clearstream, shall maintain at its principal office in Luxembourg, or such other location as may be agreed from time to time, a note register for such Definitive Notes (the “Euro Note Register”). The term “Euro Note Register” shall mean the register in which shall be recorded the names, addresses and taxpayer identification numbers of the holders of Definitive Notes issued in lieu of interests an a Global Note previously held through Euroclear or Clearstream, the serial and CUSIP numbers (or Code/ISIN Numbers, as the case may be) of the Notes, the Original Issue Dates thereof and details with respect to the transfer and exchange of Notes.

(b) Subject to the conditions and transfer restrictions provided in the Notes, upon surrender for the purpose of registration of transfer at the offices of the Registrar, or any Transfer Agent of any Note, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by the registered holder, in person or by such holder’s attorney thereunto duly authorized in writing, such Note shall be transferred upon the Note Register and the Registrar shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions; provided, however, that Notes may be delivered for the purpose of registration of transfer by mail at the risk and expense of the transferor. Registrations of transfers and exchanges of Notes shall be subject to such restrictions as shall be set forth herein and in the text of the Notes and such reasonable regulations as may be prescribed by the Issuer. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register.

(c) Notwithstanding anything to the contrary contained in Section 8(b), but subject to the conditions and transfer restrictions provided in the Notes, if the Notes of any Series are for the time being represented by both a DTC Global Note and a Euroclear/Clearstream Global Note and an authorized representative of DTC presents the DTC Global Note to the Registrar or any Transfer Agent, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by DTC or by DTC’s attorney thereunto duly authorized in writing, for the purpose of registration of transfer of all or any portion of such DTC’s interest in such DTC Global Note to Euroclear and/or Clearstream, such DTC Global Note or the relevant interest therein shall be transferred upon the Note Register, and the Registrar shall endorse the DTC Global Note to reflect the reduction of its principal amount by the aggregate principal amount so transferred and the appropriate Euroclear/Clearstream Global Note shall be endorsed by the Registrar to reflect the increase of its principal amount by the aggregate principal amount so transferred. The Registrar is hereby authorized on behalf of the Issuer (i) to endorse or to arrange for the endorsement of the relevant DTC Global Note to reflect the reduction in the principal amount represented thereby by the amount so transferred and to cause the London Issuing Agent to endorse the appropriate Euroclear/Clearstream Global Note to reflect the increase in the principal amount represented thereby by the amount so transferred and, in either case, to sign in the relevant space on the relevant Note recording such reduction or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the DTC Global Note.

(d) Notwithstanding anything to the contrary contained in Section 8(b), but subject to the conditions and transfer restrictions provided in the Notes, if the Notes of any Series are for the time being represented by both a DTC Global Note and a Euroclear/Clearstream Global Note and an authorized representative of the Euroclear or Clearstream presents the Euroclear/Clearstream Global Note to the Registrar, the London Issuing Agent or any Transfer Agent, accompanied by a written instrument of transfer in form satisfactory to the Registrar, the London Issuing Agent or such Transfer Agent, executed by the Euroclear or Clearstream, as the case may be, or by Euroclear’s or Clearstream’s attorney thereunto duly authorized in writing, for the purpose of registration of transfer of all or any portion of Euroclear’s or Clearstream’s interest in such Euroclear/Clearstream Global Note to DTC, such Euroclear/Clearstream Global Note or the relevant interest therein shall be transferred upon the Note Register, and the Registrar shall cause the London Issuing Agent to endorse the Euroclear/Clearstream Global Note to reflect the reduction of its principal amount by the aggregate principal amount so transferred and the appropriate DTC Global Note shall be endorsed by the Registrar to reflect the increase of its principal amount by the aggregate principal amount so transferred. The Registrar, and as the case may be, the London Issuing Agent, are hereby authorized on behalf of the Issuer (i) to endorse or to arrange for the endorsement of the relevant Euroclear/Clearstream Global Note to reflect the reduction in the principal amount represented thereby by the amount so transferred and to endorse the appropriate DTC Global Note to reflect the increase in the principal amount represented thereby by the amount so transferred and, in either case, to sign in the relevant space on the relevant Note recording such reduction or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the Euroclear/Clearstream Global Note.

(e) A beneficial interest in a Restricted Note may be exchanged for an interest in an Unrestricted Note whether before or after the expiration of the Distribution Compliance Period, only upon receipt by the Transfer Agent of a written certificate of the beneficial owner in the form set forth in Exhibit D-l.

(f) A Definitive Note bearing the Restricted Note Legend may be transferred to a person who takes delivery in the form of a Definitive Note not bearing the Restricted Note Legend only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor in the form set forth in Exhibit D-l.

(g) A beneficial interest in an Unrestricted Note may be transferred to a person who takes delivery in the form of an interest in an Restricted Note whether before or after the expiration of the Distribution Compliance Period, only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor in the form set forth in Exhibit D-2.

(h) A Definitive Note not bearing the Restricted Note Legend may be transferred to a person who takes delivery in the form of a Definitive Note bearing the Restricted Note Legend only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor in the form set forth in Exhibit D-2.

(i) A Definitive Note bearing the Restricted Note Legend may be transferred to a person who takes delivery in the form of a Definitive Note bearing the Restricted Note Legend only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor in the form set forth in Exhibit D-2.

(j) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Agency Agreement or under applicable law with respect to any transfer of any interest in any Note (including any beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Agency Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(k) At the option of the holder of a Note, such Note may be exchanged for other Notes of any authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions, upon surrender of the Note to be exchanged at the offices of the Registrar or any Transfer Agent. Whenever any Notes are so surrendered for exchange, the Registrar shall complete, authenticate and deliver the Notes which the holder of the Note making the exchange is entitled to receive. Except as provided in Section 6, owners of beneficial interests in a Global Note shall not be entitled to have Notes registered in their names, shall not receive or be entitled to receive physical delivery of Definitive Notes and shall not be considered the owners or holders thereof under this Agreement.

(1) Notwithstanding the foregoing, neither the Registrar nor any Transfer Agent shall register the transfer of or exchange (i) any Note that has been called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; provided, however, that at no time, shall the principal amount of any Note being redeemed in part be less than $100,000 after such partial redemption, (ii) any Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Global Note if the Registrar or Transfer Agents learn that such proposed registration of transfer or exchange would violate any legend contained on the face of such Note.

(m) Subject to the conditions and transfer restrictions provided in the Notes, all Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Issuer guaranteed by the Guarantor, evidencing the same debt, and entitled to the same benefits as the Notes surrendered upon such registration of transfer or exchange.

(n) No service charge shall be made to a holder of Notes for any transfer or exchange of Notes, but the Transfer Agent will require payment of a sum sufficient to cover any stamp or other tax, duty, assessment or governmental charge that may be imposed in connection therewith.

(o) The Issuer and the Agents and any agent of the Issuer or the Agents, may treat the holder in whose name a Note is registered as the owner of such Note for all purposes, whether or not such Note be overdue, and neither the Issuer the Agents, nor any such agent shall be affected by notice to the contrary except as required by applicable law.

(p) Notwithstanding anything to the contrary elsewhere in this Agreement or a Note, any transfer of a beneficial interest in any Restricted Notes to a Non-Permitted Holder shall be null and void and any such purported transfer of which the Issuer or the Transfer Agent shall have notice may be disregarded by the Issuer and the Transfer Agent for all purposes.

(q) If any Non-Permitted Holder shall become the beneficial owner of any Restricted Note, the Issuer shall, promptly after discovery that such Person is a Non-Permitted Holder by the Issuer or the Transfer Agent (and notice by the Transfer Agent to the Issuer, if the Transfer Agent makes the discovery), send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within 30 days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Restricted Notes, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Restricted Notes or interest in Restricted Notes to a purchaser selected by the Issuer that is a not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or the Transfer Agent acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Restricted Notes, and selling such Restricted Notes to the highest such bidder. However, the Issuer or the Transfer Agent may select a purchaser by any other means determined by it in its sole discretion. The holder of each Note, the Non-Permitted Holder and each other Person in the chain of title from the holder to the Non Permitted Holder, by its acceptance of an interest in the Notes, agrees to cooperate with the Issuer and the Transfer Agent to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale, shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this subsection shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Restricted Notes sold as a result of any such sale or the exercise of such discretion.

Section 9. Section 3(c)(7) Procedures.

(a) For so long as Restricted Global Notes are outstanding, the Issuer shall cause the Registrar to send, and the Registrar hereby agrees to send on at least an annual basis a notice from the Issuer to DTC in substantially the form of Exhibit E-l (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to beneficial owners of the Notes. If DTC notifies the Issuer or the Registrar that it will not forward such notices, the Issuer will request DTC to deliver to the Issuer a list of all DTC participants holding an interest in the Notes and the Registrar and Paying Agent will send the Section 3(c)(7) Reminder Notice directly to such participants.

(b) For so long as Restricted Global Notes are outstanding, the Issuer will take or will cause the Registrar and London Paying Agent to take the following steps in connection with the Notes:

(i)	The Issuer will direct DTC to include the “3c7” marker in the DTC 20-character security descriptor and the 48-character additional descriptor for any series of Restricted Global Notes in order to indicate that sales are limited to Qualified Purchasers that are Qualified Institutional Buyers.

(ii)	The Issuer will direct DTC to cause each physical DTC deliver order ticket delivered by DTC to purchasers to contain the DTC 20-character security descriptor; and will direct DTC to cause each DTC deliver order ticket delivered by DTC to purchasers in electronic form to contain the “3c7” indicator and a related user manual for participants, which will contain a description of the relevant restrictions.

(iii)	The Issuer will instruct DTC to send an Important Section 3(c)(7) Notice substantially in the form provided at Exhibit E-l to all DTC participants in connection with the initial offering of any series of Restricted Global Notes.

(iv)	The Issuer will advise DTC that it is a Section 3(c)(7) issuer and will request DTC to include any Restricted Global Notes in DTC’s “Reference Directory” of Section 3(c)(7) offerings and provide such participants with the notification substantially in the form of Exhibit E-l.

(v)	The Issuer will from time to time request DTC to deliver to the Issuer a list of all DTC participants holding an interest in Restricted Notes and provide such participants with notification substantially in the form of Exhibit E-l.

(vi)	The Issuer will direct Euroclear to include the “144A/3(c)(7)” marker in the name for any series of Restricted Global Notes included in the Euroclear securities database in order to indicate that sales are limited to Qualified Purchasers that are Qualified Institutional Buyers.

(vii)	The Issuer will direct Euroclear to cause each daily securities balance report and each daily securities transaction report delivered to Euroclear participants to contain the indicator “144A/3(c)(7)” in the name for any series of Restricted Global Notes.

(viii)	The Issuer will direct Euroclear to include a description of the Section 3(c)(7) restrictions for any series of Restricted Global Notes in its New Issues Acceptance Guide.

(ix)	The Issuer will instruct Euroclear to send an Important Section 3(c)(7) Notice to all Euroclear participants holding positions in any series of Restricted Global Notes at least once every calendar year, substantially in the form provided at Exhibit E-2.

(x)	The Issuer will from time to time request Euroclear to deliver to the Issuer a list of all Euroclear participants holding an interest in any series of Restricted Global Notes and provide such participants with notification substantially in the form of Exhibit E-2.

(xi)	The Issuer will direct Clearstream to include the “144A/3(c)(7)” marker in the name for any series of Restricted Global Notes included in the Clearstream securities database in order to indicate that sales are limited to Qualified Purchasers that are Qualified Institutional Buyers.

(xii)	The Issuer will direct Clearstream to cause each daily portfolio report and each daily settlement report delivered to Clearstream participants to contain the indicator “144A/3(c)(7)” in the name for any series of Restricted Global Notes.

(xiii)	The Issuer will direct Clearstream to include a description of the Section 3(c)(7) restrictions in its Customer Handbook.

(xiv)	The Issuer will instruct Clearstream to send an Important Section 3(c)(7) Notice to all Clearstream participants holding positions in any series of Restricted Global Notes at least once every calendar year, substantially in the form provided at Exhibit E-3.

(xv)	The Issuer will from time to time request Clearstream to deliver to the Issuer a list of all Clearstream participants holding an interest in any series of Restricted Global Notes and provide such participants with notification substantially in the form of Exhibit E-3.

(xvi)	The Issuer will request Clearstream to include a “3(c)(7)” marker in the name for any series of Restricted Global Notes included in the list of securities accepted in the Clearstream securities’ database made available to Clearstream participants.

(c) The Issuer shall request third-party vendors which provide information on the Notes to include on screens maintained by such vendors appropriate legends regarding Rule 144A and Section 3(c)(7) restrictions on any series of Restricted Global Notes. Without limiting the foregoing:

(i)	the Issuer will request Bloomberg, L.P. to include the following on each Bloomberg screen containing information about any series of Restricted Global Notes:

(A) The “Note Box” on the bottom of the “Security Display” page describing any series of Restricted Global Notes should state: “Iss’d Under 144A/3c7.”

(B) The “Security Display” page should have a flashing red indicator stating “See Other Available Information.”

(C) Such indicator should link to an “Additional Security Information” page, which should state that such Restricted Global Notes “are being offered in reliance on the exemption from registration under Rule 144A to Persons that are both (1) qualified institutional buyers (as defined in Rule 144A) and (2) qualified purchasers (as defined under Section 3(c)(7) under the Investment Company Act of 1940).

(ii)	the Issuer will request Reuters Group plc to input the following information in its system with respect to any series of Restricted Global Notes:

(A) The security name field at the top of the Reuters Instrument Code screen should include a “144A-3c7” notation.

(B) A <144A3c7Disclaimr> indicator should appear on the right side of the Reuters Instrument Code screen.

(C) Such indicator should link to a disclaimer screen on which the following language will appear: “These securities may be sold or transferred only to persons who are both (i) qualified institutional buyers (as defined in Rule 144A under the Securities Act), and (ii) qualified purchasers (as defined under Section 3(c)(7) under the U.S. Investment Company Act of 1940).”

(d) The Issuer shall cause the “CUSIP” number obtained for any series of Restricted Global Notes to have an attached “fixed field” that contains “3c7” and “144A” indicators.

Section 10. Terms of Issue.

(a) The Registrar and the London Issuing Agent shall ensure that all Notes delivered to and held by it under this Agreement are issued only in authorized denominations and otherwise in accordance with the instructions received by it.

(b) Subject to the procedures set out in the Procedures Memorandum, the Registrar shall be entitled to treat a facsimile communication and the London Issuing Agent shall be entitled to treat a facsimile communication from a person purporting to be an Authorized Representative as sufficient instructions and authority of the Issuer for the Registrar and the London Issuing Agent to act in accordance with instructions received by it pursuant to Section 10(a).

(c) Unless otherwise agreed in writing between the Issuer and the Global Agent, each Note credited to the Global Agent’s account with DTC, or the London Issuing Agent’s accounts with Euroclear or Clearstream following the delivery of a Global Note to a custodian of DTC or a common depositary of Euroclear and Clearstream in accordance with clause (v) of Section 5(a) shall be held to the order of the Issuer. The Registrar or the London Issuing Agent, as the case may be, shall ensure that the principal amount of Notes which the relevant purchaser has agreed to purchase is:

(i)	debited from the account of the Registrar or the London Issuing Agent, as the case may be; and

(ii)	credited to the account of such purchaser with DTC or Euroclear or Clearstream, as the case may be;

in each case only upon receipt by the Registrar or the London Issuing Agent, as the case may be, on behalf of the Issuer of the purchase price due from the relevant purchaser with respect to such Notes.

(d) If on the relevant settlement date the purchaser does not pay the full purchase price due from it with respect to any Note (the “Defaulted Note”) and, as a result, the Defaulted Note remains in the account of the Registrar or the London Issuing Agent, as the case may be, with DTC or Euroclear and/or Clearstream after such settlement date, the Registrar or the London Issuing Agent, as the case may be, shall continue to hold the Defaulted Note to the order of the Issuer. The Registrar or the London Issuing Agent, as the case may be, shall notify the Issuer forthwith of the failure of the purchaser to pay the full purchase price due from it with respect to any Defaulted Note and shall subsequently, unless otherwise instructed by the Issuer, notify the Issuer forthwith upon receipt from the purchaser of the full purchase price with respect to such Defaulted Note.

(e) In the event of an issue of Notes which is to be listed on a Stock Exchange, subject to timely receipt of issuance instructions from the Issuer in accordance with the terms of the Procedures Memorandum, the London Paying Agent shall promptly, and in any event prior to the settlement date with respect to such issue, send the Pricing Supplement with respect to such Notes to the relevant Listing Agent (as defined in Offering Circular). The London Paying Agent or the Luxembourg Paying Agent as the case may be, shall take such actions as may be requested from time to time in writing by the Issuer or the Listing Agent (as defined in the Offering Circular) to permit the Notes, if applicable, to be listed on the Stock Exchange.

(f) The Procedures Memorandum shall not be amended by the Issuer without the prior written approval of the NY Paying Agent or the London Paying Agent.

Section 11. Payments.

(a) The NY Paying Agent and London Paying Agent shall provide the Issuer with access to GPR so that the Issuer can determine the total amount of any principal of, premium, if any, and interest due on Notes on any Interest Payment Date or any maturity date or date of redemption or repayment. The Issuer shall (i) before 10:00 a.m. New York City time (or London time if to the London Paying Agent) on the second Business Day prior to the date on which any payment with respect to any Notes become due, confirm to the NY Paying Agent or the London Paying Agent, as the case may be, by facsimile or by other means acceptable to the Issuer and the NY Paying Agent or the London Paying Agent, as the case may be, that it has been given instructions for the transfer of the relevant funds to the NY Paying Agent or the London Paying Agent, as the case may be, and the name and the account of the bank through which such payment is being made and provide details of the person or department in such bank to which communications to such bank should be addressed and (ii) not later than the Payment Time (as defined below) on the Business Day on which any payment with respect to any Notes becomes due (or with respect to any payment in a foreign currency that will be converted for payment into U.S. dollars, on the Business Day prior to which such payment becomes due), transfer to an account specified by the NY Paying Agent or the London Paying Agent, as the case may be, such amount in cleared funds in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the NY Paying Agent or the London Paying Agent, as the case may be, and the Issuer may agree. As used in this subsection (a), the term “Payment Time” means (i) 10:00 a.m. local time in the principal financial center of the country of the currency in which the payment is required to be made or, in the case of a payment in Euro, Frankfurt. For the purpose of this Section 11, “Business Day” means a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in The City of New York and London. For the purposes of this Section 11, all payments made to the NY Paying Agent and the London Paying Agent shall be transmitted by the Issuer. The Issuer and the Guarantor agree that all payments to be paid in respect of the Notes shall be made only to the London Paying Agent or the NY Paying Agent, as the case may be.

(b) Subject to the NY Paying Agent or the London Paying Agent, as the case may be, being satisfied in its sole discretion that payment will be duly made as provided in Section 11(a), the Global Agent or the relevant Paying Agent shall pay or cause to be paid all amounts due with respect to the Notes on behalf of the Issuer in the manner provided in the Notes. If any payment provided for in Section 11(a) is made late but otherwise in accordance with the provisions of this Agreement, the Global Agent and each Paying Agent shall nevertheless make payments with respect to the Notes as aforesaid following receipt by it of such payment. The Issuer will reimburse the NY Paying Agent or the London Paying Agent for the cost of funding for any amount paid out by such paying agent which is reimbursed on a later date by the Issuer.

(c) If for any reason the NY Paying Agent or the London Paying Agent, as the case may be, considers in its sole discretion that the amounts to be received by the NY Paying Agent or the London Paying Agent, as the case may be, pursuant to Section 11(a) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, the NY Paying Agent or the London Paying Agent, as the case may be, shall then forthwith notify each of the Issuer and the Guarantor of such insufficiency and, until such time as the NY Paying Agent or the London Paying Agent, as the case may be, has received the full amount of all such payments, neither the Global Agent nor any Paying Agent shall be obliged to pay any such claims.

(d) The NY Paying Agent or the London Paying Agent, as the case may be, shall on demand promptly reimburse, from funds received from the Issuer, each Paying Agent for payments with respect to Notes properly made by such Paying Agent in accordance with the terms thereof and with this Agreement unless the NY Paying Agent or the London Paying Agent, as the case may be, has notified the Paying Agent, prior to the opening of business in the location of the office of the Paying Agent through which payment with respect to the Notes can be made on the due date of a payment with respect to the Notes, that the NY Paying Agent or the London Paying Agent, as the case may be, does not expect to receive sufficient funds to make payment of all amounts falling due with respect to such Notes.

Section 12. Determinations and Notifications with respect to Notes.

(a) For Notes registered in the name of a nominee of Euroclear and/or Clearstream, the London Paying Agent shall prepare and deliver monthly reports to the Bank of

England and the Ministry of Finance of Japan and, if agreed in writing between the Issuer and the London Paying Agent, shall take all necessary action to comply with such other reporting requirements of any competent authority in respect of any relevant currency from time to time with respect to the Notes to be issued hereunder.

(b) For purposes of monitoring the aggregate principal amount of Notes outstanding at any time under the Program, the Exchange Rate Agent shall determine the U.S. Dollar equivalent of the principal amount of each Series of Notes denominated in another currency, each Series of Dual Currency Notes, each Series of Indexed Notes, each Series of Zero Coupon Notes and each Series of Partly Paid Notes as follows:

(i)	the U.S. Dollar equivalent of Notes denominated in a currency other than U.S. Dollars shall be determined by the Exchange Rate Agent as of 2:30 p.m., London time, on the Original Issue Date for such Notes by reference to the spot rate for U.S. Dollars against the Specified Currency provided to the Exchange Rate Agent by the Issuer or, if such spot rate is not so provided on a timely basis, by reference to the Exchange Rate Agent’s middle market spot rate for U.S. Dollars against the Specified Currency on the London Business Day immediately preceding the date on which the Exchange Rate Agent receives the Issuer instruction to issue the Notes;

(ii)	the U.S. Dollar equivalent of Dual Currency Notes and Indexed Notes shall be determined by the Exchange Rate Agent in the manner specified in clause (i) above by reference to the original principal amount of such Notes;

(iii)	the principal amount of Zero Coupon Notes and any other Notes issued at a discount shall be deemed to be the U.S. Dollar equivalent, determined in the manner specified in clause (i) above, of the face value of the Note for the relevant issue; and

(iv)	the U.S. Dollar equivalent of Partly Paid Notes shall be determined by the Exchange Rate Agent in the manner specified in clause (i) above by reference to the principal amount thereof regardless of the amount of money paid up on such Notes.

The Exchange Rate Agent shall promptly notify the Issuer of each determination made as aforesaid. As used in this Section 12(b), “London Business Day” means any day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in London.

Section 13. Notice of any Withholding or Deduction.

If the Issuer is, with respect to any payments, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the terms of the Notes, the Issuer shall give notice thereof to the Global Agent, each other Paying Agent and the Registrar, if applicable, as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Global Agent, each other Paying Agent and the Registrar, if applicable, such information as it shall require to enable them to comply with such requirement.

Section 14. Redemption of Notes.

(a) If any Notes are to be redeemed prior to their Stated Maturity Date in accordance with their terms, the Issuer shall notify the Registrar or the London Agent not more than 75 nor less than 45 days prior to the relevant redemption date of the Issuer election to redeem such Notes in whole or in part in increments of US$1,000 or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by applicable laws and regulations provided, however, that at no time, shall the principal amount of any Note being redeemed in part be less than $100,000 after such partial redemption.

(b) Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Issuer. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Global Agent or any Paying Agent on its behalf by lot or in any usual manner approved by it. The Global Agent or one of the Paying Agents shall promptly notify the Issuer in writing of the Notes selected for redemption and, in the case of Notes selected for partial redemption, the principal amount thereof to be redeemed.

(c) Unless otherwise specified in the applicable Note, notice of redemption shall be given by the NY Paying Agent or the London Issuing Agent, at the Issuer’s expense and in the form provided by the Issuer, not more than 60 nor less than 30 calendar days prior to the redemption date to each holder of a Note to be redeemed.

(d) Notices in respect of Notes to be redeemed shall be given by (i) electronic notice sent through DTC, Clearstream or Euroclear, as applicable or (ii) first-class mail, postage prepaid, to each holder’s address appearing in the Note Register. All notices of redemption shall identify the Notes to be redeemed (including CUSIP, Common Code and ISIN numbers), the date fixed for redemption, the redemption price, the manner in which redemption will be effected and, in the case of a partial redemption, the serial numbers (and principal amounts) of the Notes to be redeemed.

(e) Notice of redemption having been given as described above, the Notes so to be redeemed shall, on the redemption date, become due and payable at the redemption price specified in such Notes, and from and after such date such Notes shall cease to bear interest. Upon surrender of any such Notes for redemption in accordance with such notice, the Global Agent or the relevant Paying Agent shall pay or cause to be paid such Notes at the redemption price specified in such Notes, together with unpaid interest accrued on such Notes at the applicable rate borne by such Notes to the redemption date.

(f) Any Note which is to be redeemed only in part shall be surrendered to the London Issuing Agent or the Registrar, as the case may be, and the London Issuing Agent or the Registrar, as the case may be, shall either (i) complete, authenticate and deliver to a holder of such Note, without service charge, a new Note of any authorized denomination as requested by such holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered or (ii) procure that a statement indicating the amount and date of such redemption is endorsed on the relevant Note.

Section 15. Repayment of Notes.

(a) In order for any Note, in accordance with its terms, to be repaid in whole or in part at the option of the holder thereof prior to its stated maturity, such Note must be delivered by the holder thereof, with the form entitled “Option to Elect Repayment” (set forth in such Note) duly completed, to the Global Agent or such other Paying Agent, at the address set forth in such form or at such place or places of which the Issuer shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 days prior to any date fixed for such repayment of such Notes (the “Optional Repayment Date”).

(b) Upon surrender of any Note for repayment in accordance with the provisions set forth above, the Note to be repaid shall, on the Optional Repayment Date, become due and payable, and the Global Agent or the relevant Paying Agent shall pay or cause to be paid such Note on the Optional Repayment Date at a price, unless otherwise specified in such Note, equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.

(c) If less than the entire principal amount of any Note is to be repaid, the holder thereof shall specify the portion thereof (which shall be in increments of US$1,000 or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by the applicable laws and regulations for currencies other than the U.S. Dollar) which such holder elects to have repaid and shall surrender such Note to the Global Agent, and the London Issuing Agent or the Registrar, as the case may be, shall complete, authenticate and deliver to the holder of such Note, without service charge, a new Note or Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Note so surrendered and in such denominations as shall be specified by such holder, or as otherwise provided in the applicable Note or required by applicable laws and regulations.

Section 16. Notices to Holders.

(a) On behalf of and at the request and expense of the Issuer and except as provided by subparagraph (c), the Registrar or the London Paying Agent, as the case may be, shall give all notices required to be given by the Issuer in accordance with the Notes.

(b) All notices with respect to Notes shall be sent by the Registrar or the London Paying Agent, as the case may be, by (i) electronic notice sent through DTC, Clearstream or Euroclear, as applicable or (ii) first-class mail, postage prepaid, to the holders thereof at their addresses appearing in the Note Register and (iii) publication in a daily newspaper in Luxembourg, so long as the rules of the Luxembourg Stock Exchange so require.

Section 17. Status of the Notes and Subordination

For purposes of this Section 17 only, any reference to the term “Notes” shall mean all Notes issued in a single Series.

(a) Status of the Senior Notes

If the Notes are specified as Senior Notes, such Notes are direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank pari passu among themselves and (save for certain obligations required to be preferred by law) equally with all other unsecured obligations (other than subordinated obligations, if any) of the Issuer, from time to time outstanding.

(b) Status and Subordination of the Subordinated Notes.

If the Notes are specified as Subordinated Notes, such Notes constitute unsecured obligations of the Issuer and rank pari passu without any preference among themselves and other Subordinated Notes and the claims of the holders of the Notes will, in the event of the winding up of the Issuer, be subordinated in right of payment in the manner provided in the Notes to claims of all Senior Creditors of the Issuer.

(i)	In the event of the winding up of the Issuer, all amounts in respect of the Notes paid to either the London Paying Agent, or, as the case may be, the NY Paying Agent by the liquidator of the Issuer in the winding up of the Issuer shall be held by the London Paying Agent, or, as the case may be, the NY Paying Agent upon trust;

(A) first for payment or satisfaction of all amounts then due and owing to the Agents under Sections 21 and 22;

(B) secondly for payment of claims of all Senior Creditors of the Issuer in the winding up of the Issuer to the extent that such claims are admitted to proof in the winding up (not having been satisfied out of the other resources of the Issuer) excluding interest accruing after commencement of the winding up; and

(C) thirdly as to the balance (if any) for payment pari passu and rateably of the amounts owing on or in respect of the Notes.

(ii)	The trust secondly mentioned in paragraph (i) of this section may be performed by the London Paying Agent, or, as the case may be, the NY Paying Agent paying over to the liquidator for the time being in the winding up of the Issuer the amounts received by such the London Paying Agent, or, as the case may be, the NY Paying Agent as aforesaid (less any amounts thereof applied in the implementation of the trust first mentioned in paragraph (i) of this section) on terms that such liquidator shall distribute the same accordingly and the receipt of such liquidator for the same shall be a good discharge to the London Paying Agent, or, as the case may be, the NY Paying Agent for the performance by it of the trust secondly mentioned in paragraph (i) of this section.

(iii)	The London Paying Agent, or, as the case may be, the NY Paying Agent shall be entitled and it is hereby authorized to call for and to accept as conclusive evidence thereof a certificate from the liquidator for the time being of the Issuer as to:

(A) the amount of the claims of the Senior Creditors of the Issuer referred to in paragraph (i) of this section;

(B) the persons entitled thereto and their respective entitlements; and

(iv)	The perpetuity period for the purposes of the trusts mentioned in this Section 17(b) shall be 80 years from the date of a Note.

(v)	The trust hereby established shall be governed in accordance with the provisions of Schedule 1 hereto.

Section 18. Cancellation of Notes.

(a) All Notes which are purchased by or on behalf of Issuer may, at the election of the Issuer, be cancelled by the Issuer. Where any Notes are purchased and cancelled as aforesaid, the Issuer shall procure that all relevant details are promptly given to the Global Agent and that all Notes so cancelled are delivered to the Global Agent. All Notes which are redeemed shall be cancelled by the Global Agent or any other Paying Agent by which they are redeemed, paid or exchanged. Each of the Paying Agents shall give to the Global Agent details of all payments made by it and shall deliver a certificate of destruction for all cancelled Notes to the Global Agent or to any Paying Agent authorized from time to time in writing by the Global Agent to accept delivery of cancelled Notes.

(b) A certificate stating:

(i)	the aggregate principal amount of Notes which have been redeemed and the aggregate amount paid in respect thereof;

(ii)	the number of Notes cancelled together;

(iii)	the aggregate amount paid with respect to interest on the Notes; and

(iv)	the serial numbers of such Notes,

shall be given to the Issuer by the Global Agent as soon as reasonably practicable upon request.

(c) Subject to being duly notified in due time and if so requested, the Global Agent shall give a certificate to the Issuer, within three months of the date of purchase and cancellation of Notes as aforesaid, stating:

(i)	the principal amount of Notes so purchased and cancelled; and

(ii)	the serial numbers of such Notes.

(d) The Global Agent, or the applicable Paying Agent, shall destroy (in accordance with its customary procedures) all cancelled Notes (unless otherwise previously instructed by the Issuer) and, if requested in writing, forthwith upon destruction, furnish the Issuer with a certificate of the serial numbers of the Notes.

(e) Without prejudice to the obligations of the Global Agent pursuant to Section 18(b), the Global Agent shall keep a full and complete record of all Notes and of all replacement Notes issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes. The Global Agent shall at all reasonable times make such record available to the Issuer and any person authorized by any of them for inspection and for the taking of copies thereof or extracts therefrom.

(f) All records and certificates made or given pursuant to this Section 18 and Section 19 shall make a distinction between Notes of each Series and Tranche, as appropriate.

Section 19. Issue of Replacement Notes.

(a) The Issuer will cause a sufficient quantity of additional forms of Notes to be available, upon request, to the Registrar or, as the case may be, the London Issuing Agent at its specified office for the purpose of issuing replacement Notes as provided below.

(b) The Registrar or, as the case may be, the London Issuing Agent will, subject to and in accordance with the terms of the Notes and the following provisions of this Section 19, cause to be delivered any replacement Notes which the Issuer may determine to issue in place of Notes which have been lost, stolen, mutilated, defaced or destroyed.

(c) The Registrar or, as the case may be, the London Issuing Agent shall not issue any replacement Note unless and until the applicant therefor shall have:

(i)	paid such costs as may be incurred in connection therewith;

(ii)	furnished it with such evidence (including evidence as to the serial number of such Note) and indemnity (which may include a bank guarantee) as the Issuer and the Registrar or, as the case may be, the London Issuing Agent may require; and

(iii)	in the case of any mutilated or defaced Note surrendered the same to the Registrar or, as the case may be, the London Issuing Agent.

(d) The Registrar or, as the case may be, the London Issuing Agent shall cancel any mutilated or defaced Notes with respect to which replacement Notes have been issued pursuant to this Section 19 and shall, if requested, furnish the Issuer with a certificate stating the serial numbers of the Notes, so cancelled and, unless otherwise instructed by the Issuer in writing, shall destroy (in accordance with its customary procedures) such cancelled Notes, and, if requested, furnish the Issuer with a destruction certificate containing the information specified in Section 18(c).

(e) The Registrar or, as the case may be, the London Issuing Agent shall, on issuing any replacement Note within three Business Days inform the Issuer, the Global Agent and the Paying Agents of the serial number of such replacement Note issued and (if known) of the serial number of the Note in place of which such replacement Note has been issued.

(f) The Global Agent shall keep a full and complete record of all replacement Notes issued and shall make such record available at all reasonable times to the Issuer and any persons authorized by the Issuer for inspection and for the taking of copies thereof or extracts therefrom.

Section 20. Copies of This Agreement and Each Pricing Supplement Available for Inspection.

The Global Agent and the Paying Agents shall, for as long as any Note remains outstanding, hold copies of this Agreement, the Offering Circular (as amended or supplemented from time to time), each Pricing Supplement (except that a Pricing Supplement relating to unlisted Notes will only be available for inspection by a holder of such a Note upon production of evidence satisfactory to the relevant Paying Agent as to the identity of such holder), the Issuer’s Memorandum and Articles of Association, as amended or restated, the most recently published audited annual financial statements of the Issuer and any documents incorporated by reference into the Offering Circular available for inspection. For this purpose, the Issuer shall furnish the Global Agent and the Paying Agents with sufficient copies of each of such documents.

Section 21. Commissions and Expenses.

(a) The Issuer shall pay to the Global Agent such fees and commissions as the Issuer and the Global Agent may separately agree from time to time with respect to the services of the Agents, hereunder together with any reasonable and properly documented expenses (including legal, printing, postage, tax, cable and advertising expenses) incurred by the Agents in connection with their said services. Nothing in this Agreement shall obligate the Agents to take any action which would involve any such expenses, unless and until the Global Agent shall have received payment in respect thereof.

(b) The Global Agent shall make payment of the fees and commissions due hereunder to the Agents, and shall reimburse their expenses promptly after the receipt of the relevant monies from the Issuer. The Issuer shall not be responsible for any such payment or reimbursement by the Global Agent to the Agents.

Section 22. Indemnity.

(a) The Issuer shall protect, indemnify and hold harmless the Global Agent and each of the other Agents against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the Agents may incur or which may be made against the Agents as a result of or in connection with their appointment by the Issuer or the exercise of the Agents’ powers and duties hereunder except any losses, liabilities, costs, claims, actions, demands or expenses as may relate to, result from or arise from the Agents’ or any Agent’s gross negligence, willful misconduct or bad faith.

(b) The obligations of the Issuer under this section shall survive the payment of the Notes, the resignation or removal of any Agent and the termination of this Agreement.

(c) The Issuer will on demand indemnify and keep indemnified each Agent against any losses, liabilities, costs, expenses, claims, actions or demands (including, without limitation, all legal fees and expenses and any Value Added Tax payable on such sums) which such Agent may incur or which may be made against such Agent as a result of such Agent acting on such communications or instructions which such Agent believes in good faith to have been given by the Issuer.

Section 23. Repayment bv the Global Agent.

(a) Any Paying Agent shall, forthwith on written demand, repay to the Issuer sums equivalent to any amounts paid by the Issuer to such Paying Agent for the payment of principal (and premium, if any) or interest with respect to any Notes and remaining unclaimed at the end of two years after the principal of such Notes shall have become due and payable (whether at the Stated Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment, provided that there is not any outstanding, bona fide and proper claim with respect to such amounts. Upon such repayment all liability of such Paying Agent and the Global Agent with respect to such funds shall thereupon cease.

Section 24. Conditions of Appointment.

(a) The Global Agent and the NY Paying Agent shall be entitled to deal with money paid to it by the Issuer or the Guarantor for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

(i)	that it shall not exercise any right of set-off, lien or similar claim in respect thereof;

(ii)	as provided in Section 24(b) below; and

(iii)	that it shall not be liable to account to the Issuer for any interest thereon except as otherwise agreed in writing between the Issuer and the Global Agent.

(b) Subject to Section 17 hereof and Section 5 of the Guarantee, in acting hereunder and in connection with the Notes, the Agents shall act solely as agents of the Issuer and will not thereby assume any obligations, including fiduciary obligations, towards or relationship of agency or trust for or with any of the owners or holders of the Notes except that all funds held by the Global Agent for payment to the Noteholders and deposited by the Issuer for payment of specific Notes shall be held for the benefit of such holders or owners and applied as set forth herein, but need not be segregated from other funds except as required by law.

(c) The Agents hereby undertake to the Issuer to perform such obligations and duties, and shall be obligated to perform such duties and only such duties, as are herein, in the Notes and in the Procedures Memorandum specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes or the Procedures Memorandum against any of the Agents.

(d) The Global Agent and each of the Paying Agents may consult with reputable legal and other professional advisers of its selection and the written opinion of such advisers, rendered in good faith, shall be full and complete protection with respect to any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

(e) Each of the Agents shall be protected and shall incur no liability for or with respect to any action taken, omitted or suffered in good faith reliance upon any instruction, request or order from the Issuer or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex, facsimile or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by an Authorized Representative.

(f) Any of the Agents and any of their officers, directors and employees may become the owner of, or acquire any interest in, any Notes with the same rights that it or he would have if such Agent(s) concerned were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or in connection with any other obligations of the Issuer as freely as if such Agent(s) were not appointed hereunder.

(g) No Agent shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(h) Any Agent may execute any of the duties or powers hereunder or perform any duties hereunder either directly or by or through its agents, attorneys or custodian.

(i) In no event shall the Issuer or the Agents be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Agents or the Issuer, as the case may be, have been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 25. Communication Between the Parties.

A copy of all communications relating to the subject matter of this Agreement between the Issuer or any Noteholders and any of the Paying Agents, the Registrar, the London Issuing Agent or the Transfer Agent shall be sent to the Global Agent by the relevant Paying Agent or the Registrar, the London Issuing Agent or the Transfer Agent, as the case may be.

Section 26. Changes in the Global Agent, the Paying Agents, the Registrar, the London Issuing Agent or the Transfer Agent.

(a) The Issuer agrees that, until no Note is outstanding or until monies for the payment of all amounts with respect to all outstanding Notes have been made available to the Global Agent (whichever is the later):

(i)	so long as any Notes are listed on any Stock Exchange, there will at all times be a Paying Agent, a Registrar, a London Issuing Agent and a Transfer Agent having a specified office in each location required by the rules and regulations of the relevant Stock Exchange;

(ii)	there will at all times be a Paying Agent, a Registrar, a London Issuing Agent and a Transfer Agent with a specified office in a city in continental Europe unless, with respect of any Paying Agent, payments are permitted to be made in the United States and the Issuer shall have appointed a Paying Agent in the United States;

(iii)	there will at all times be a Global Agent; and

(iv)	the Issuer undertakes that it will ensure that it maintains a Paying Agent in a Member State of the European Union that is not obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive.

Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days prior notice thereof shall have been given to the Noteholders in accordance with Section 16 provided that no such variation, termination, appointment or change shall take effect (except in the case of insolvency) within 15 days before or after any Interest Payment Date.

(b) The Global Agent may (subject to the provisions of Section 26(d)) at any time resign as Global Agent by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, that such date shall never be less than two months after the receipt of such notice by the Issuer unless the Issuer agrees to accept less notice.

(c) The Global Agent may (subject to the provisions of Section 26(d)) be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer specifying such removal and the date when it shall become effective.

(d) Any resignation under Section 26(b) or removal under Section 26(c) shall only take effect upon the appointment by the Issuer (with notice to the Global Agent) of a successor Global Agent and (other than in cases of insolvency of the Global Agent) on the expiration of the notice to be given under Section 26(b). If, by the day falling 20 days before the expiration of any notice under Section 26(b), the Issuer has not appointed a successor Global Agent, then the Global Agent shall be entitled, following such consultation with the Issuer as may be practicable in the circumstances, on behalf of the Issuer, to appoint as a successor Global Agent in its place such reputable financial institution of good standing as it may reasonably determine to be capable of performing the duties of the Global Agent hereunder, and, if, by the day falling 10 days before the expiration of any notice under Section 26(b), the Global Agent has not appointed a successor Global Agent, then the Global Agent may, at the expense of the Issuer, petition any court of competent jurisdiction for the appointment of a successor agent to such Global Agent. Upon the appointment of a successor agent hereunder, the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

(e) In case at any time the Global Agent resigns, or is removed, or becomes incapable of action or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they become due, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, administration or liquidation, a successor Global Agent may be appointed by the Issuer by an instrument in writing filed with the successor Global Agent. Upon the appointment as aforesaid of a successor Global Agent and acceptance by the latter of such appointment and (other than in the case of insolvency of the Global Agent) upon expiration of the notice to be given under Section 30(b) the Global Agent so superseded shall cease to be the Global Agent hereunder.

(f) Subject to Section 26(a), the Issuer may terminate the appointment of any Paying Agent, the Registrar, the London Issuing Agent or the Transfer Agent at any time and/or appoint one or more further Paying Agents, Registrars, London Paying Agents or Transfer Agents by giving to the Global Agent, and to the relevant Paying Agent, Registrar, London Issuing Agent or Transfer Agent, at least 45 days notice in writing to that effect.

(g) Subject to Section 26(a), all or any of the Paying Agents or Transfer Agents may resign their respective appointments hereunder at any time by giving the Issuer and the Global Agent at least 45 days written notice to that effect.

(h) Upon its resignation or removal becoming effective, the Global Agent or the relevant Paying Agent, Registrar, London Issuing Agent or Transfer Agent:

(i)	shall, in the case of the Global Agent, forthwith transfer all monies held by it hereunder and the records referred to in Sections 8(a), 18(c) and 19(g) to the successor Global Agent hereunder; and

(ii)	shall be entitled to the payment by the Issuer of its commissions and fees for the services theretofore rendered hereunder in accordance with the terms of Section 22.

(i) Upon its appointment becoming effective, a successor Global Agent and any new Paying Agent, London Issuing Agent, Registrar or Transfer Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trust, immunities, duties and obligations of such predecessor with like effect as if originally named as Global Agent or (as the case may be) a Paying Agent, London Issuing Agent, Registrar or Transfer Agent hereunder.

Section 27. Merger and Consolidation.

Any corporation into which the Global Agent or any other Agent may be merged, or any corporation with which the Global Agent or any other Agent may be consolidated, or any corporation resulting from any merger or consolidation to which the Global Agent or any other Agent shall be a party, or any corporation to which the Global Agent or any other Agent shall sell or otherwise transfer all or substantially all the assets or the corporate trust business of the Global Agent or other Agent shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Global Agent or, as the case may be, Paying Agent, London Issuing Agent, Registrar or Transfer Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Issuer, and after the said effective date all references in this Agreement to the Global Agent or, as the case may be, such Paying Agent, London Issuing Agent, Registrar or Transfer Agent shall be deemed to be references to such corporation. Notice of any such merger, consolidation or transfer shall forthwith be given to the Issuer by the relevant Agent.

Section 28. Notifications.

Following receipt of notice of resignation from the Global Agent or any Paying Agent, Registrar, London Issuing Agent or Transfer Agent and forthwith upon appointing a successor Global Agent or, as the case may be, further or other Paying Agents, Registrars, London Issuing Agents or Transfer Agents or on giving notice to terminate the appointment of any Global Agent or, as the case may be, Paying Agent, Registrar, London Issuing Agent or the Transfer Agent, the Issuer shall give or cause to be given not more than 45 days nor less than 30 days notice thereof to the Noteholders in accordance with Section 16.

Section 29. Change of Specified Office.

If the Global Agent or any Paying Agent, London Issuing Agent, the Registrar, the Euro Registrar or Transfer Agent determines to change its specified office it shall give to the Issuer and (if applicable) the Global Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Global Agent (on behalf of the Issuer) shall within 15 days of receipt of such notice (unless the appointment of the Global Agent or the relevant Paying Agent, London Issuing Agent, Registrar or Transfer Agent, as the case may be, is to terminate pursuant to Section 26 on or prior to the date of such change) give or cause to be given not more than 45 days nor less than 30 days notice thereof to the Noteholders in accordance with Section 16.

Section 30. Notices.

(a) Each communication under this Agreement shall be made by fax or by letter, or in the case of new issues of Notes, by GPR. Each communication or document to be delivered by fax or by letter to any party under this Agreement shall be sent to that party at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Agents (or, in the case of an Agent, by it to each other party) for the purpose of this Agreement. The initial telephone number, fax number, address and person so designated by the parties under this Agreement are set out on the signatory page hereto.

(b) Any communication from any party to any other party under this Agreement shall be effective (if by fax), when good receipt is confirmed by the recipient following enquiry by the sender and (if by letter) when delivered, except that a communication received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

Section 31. Taxes and Stamp Duties.

Except as set forth in Section 8(h), the Issuer agrees to pay any and all stamp and other documentary taxes or duties (other than any interest or penalties arising as a result of a failure by any other person to account promptly to the relevant authorities for any such duties or taxes after such person shall have received from the Issuer the full amount payable in respect thereof) which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

Section 32. Currency Indemnity.

If, under any applicable law and whether pursuant to a judgment being made or registered against the Issuer or for any other reason, any payment under or in connection with this Agreement is made or is to be satisfied in a currency (the “other currency”) other than that in which the relevant payment is expressed to be due (the “required currency”) under this Agreement, the Issuer shall arrange to supply the “other currency” to the Global Agent or the relevant Paying Agent, Registrar, London Issuing Agent or Transfer Agent, in accordance with the payment timeframes specified in Section 12(a) of this Agreement.

Section 33. Amendments; Meetings of Holders.

(a) The Notes may be amended by the Issuer and this Agreement may be amended by the Issuer and the Global Agent, (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein or herein, (ii) to make any further modifications of the terms of this Agreement necessary or desirable to allow for the issuance of any additional Notes (which modifications shall not be materially adverse to holders of outstanding Notes, as evidenced by an officer’s certificate from the Issuer delivered to the Global Agent) or (iii) in any manner which the Issuer (and in the case of this Agreement, the Global Agent) may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the Notes (as evidenced by an officer’s certificate from the Issuer delivered to the Global Agent), to all of which each holder of Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the holders of at least 66 2/3% of the principal amount of the Notes to be affected thereby, the Issuer and the Global Agent may from time to time and at any time enter into agreements modifying or amending this Agreement or the provisions of the Notes for the purpose of adding any provisions thereto or changing in any manner or eliminating any provisions of this Agreement or of modifying in any manner the rights of the holders of Notes; provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding Note affected thereby, (i) change the Stated Maturity Date with respect to any Note or reduce or cancel the amount payable at maturity; (ii) reduce the amount payable or modify the payment date for any interest with respect to any Note or vary the method of calculating the rate of interest with respect to any Note; (iii) reduce any minimum interest rate and/or maximum interest rate with respect to any Note; (iv) modify the currency in which payments under any Note are to be made; (v) change the obligation of the Issuer to pay Additional Amounts with respect to Notes; (vi) reduce the percentage in principal amount of outstanding Notes the consent of the holders of which is necessary to modify or amend this Agreement or the provisions of the Notes or to waive any future compliance or past default; or (vii) reduce the percentage in principal amount of outstanding Notes the consent of the holders of which is required at any meeting of holders of Notes at which a resolution is adopted. Any instrument given by or on behalf of any holder of a Note in connection with any consent to any such modification, amendment or waiver shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Note. Any modifications, amendments or waivers to this Agreement or the provisions of the Notes shall be conclusive and binding on all holders of Notes, whether or not notation of such modifications, amendments or waivers is made upon the Notes. It will not be necessary for the consent of the holders of Notes to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

(b) A meeting of holders of Notes may be called at any time and from time to time to make, give or take any request, demand authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Notes to be made, given or taken by holders of Notes.

(c) If requested by the Issuer or the holders of at least 10% in principal amount of the outstanding Notes of a Series, the Global Agent shall call a meeting of holders of such Notes for any purpose specified in Section 33(b) to be held at such time and at such place in The City of New York as the Issuer shall determine. Notice of every meeting of holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Global Agent on behalf of the Issuer to the holders of the Notes, in the same manner as provided in Section 16, not less than 21 nor more than 180 days prior to the date fixed for the meeting. If at any time the Issuer or the holders of at least 10% in principal amount of the outstanding Notes of a Series shall have requested the Global Agent to call a meeting of the holders to take any action authorized in Section 33(b), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Global Agent shall not have given notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the holders of Notes in the amount above-specified may determine the time and the place in The City of New York for such meeting and may call such meeting by giving notice thereof as provided in this Section 33(c).

(d) To be entitled to vote at any meeting of holders of Notes of a Series, a person shall be a holder of outstanding Notes of such Series at the time of such meeting, or a person appointed by an instrument in writing as proxy for such holder.

(e) The persons entitled to vote a majority in principal amount of the outstanding Notes of the relevant Series shall constitute a quorum. In the absence of a quorum, within 30 minutes of the time appointed for any such meeting, the meeting maybe adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 16 except that such notice need be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the outstanding Notes which shall constitute a quorum.

Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the outstanding Notes of the relevant Series constitute a quorum for the taking of any action set forth in the notice of the original meeting. Any meeting of holders of Notes at which a quorum is present may be adjourned from time to time by vote of a majority in principal amount of the outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the outstanding Notes of such Series represented and voting at such meeting, provided that such amount approving such resolution shall be not less than 25% in principal amount of the outstanding Notes of such Series.

Section 34. References to Additional Amounts.

All references in this Agreement to principal, premium and interest in respect of any Note shall, unless the context otherwise requires, be deemed to mean and include all Additional Amounts, if any, payable in respect thereof as set forth in such Note.

Section 35. Descriptive Headings.

The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

Section 36. Governing Law.

This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America, except that Sections 17(b) and Schedule 1 hereto shall be governed by and construed in accordance with the laws of England.

Section 37. Submission of Jurisdiction.

(a) The Issuer irrevocably consents and agrees, for the benefit of the Agents, and each of the Agents irrevocably consents and agrees, for the benefit of the Issuer, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or the Notes may be brought in the

Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in the Borough of Manhattan, The City of New York and, until all amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam.

(b) The Issuer hereby irrevocably designates, appoints, and empowers Thomas Wren, Treasurer of the Guarantor (or any successor thereof), as its agent (the “Service of Process Agent”) to receive, accept and acknowledge for and on its behalf, service of any and all legal process, summons, notices and documents which may be served in any action, suit or proceeding brought in any United States or State court which may be made on such Service of Process Agent in accordance with legal procedures prescribed for such courts. If for any reason such Service of Process Agent shall cease to be available to act as such, the Issuer or the Agents, as the case may be, agree to designate a new Service of Process Agent in The City of New York on the terms and for the purposes of this Section 37 satisfactory to the other parties to this Agreement. Each party to this Agreement further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by serving a copy thereof upon the relevant Service of Process Agent (whether or not the appointment of such Service of Process Agent shall for any reason prove to be ineffective or such Service of Process Agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to such party, at its address specified in or designated pursuant to this Agreement. Each party to this Agreement agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of any party to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the undersigned or bring actions, suits or proceedings against the other parties in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in the Borough of Manhattan, The City of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 38. Waiver of Sovereign Immunity.

To the extent that the Issuer or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in respect thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Notes, the Issuer, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. This agreement and waiver are intended to be effective upon the execution and delivery of this Agreement by the Issuer without any further act by the Issuer and are intended to inure to the benefit of the Agents from time to time.

Section 39. Counterparts.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

The Issuer		c/o MBNA Europe Bank Limited,
Chester Business Park Chester CH4 9FB,
MBNA EUROPE FUNDING PLC		United Kingdom

By:	/s/ Duncan Aign	Telephone:	011-44-124-467-2244
Name:	DUNCAN AIGN	Facsimile:	011-44-124-467-2256
Title:	DIRECTOR	Attention:	Treasurer

Agency Agreement signature page

The Registrar and NY Paying Agent		60 Wall Street, 27th Floor,
New York, N.Y. 10005
DEUTSCHE BANK TRUST COMPANY		United States
AMERICAS
		Telephone:	212-250-2157
		Facsimile:	212-797-8614
By:	/s/ Rodney Gaughan	Attention:	Trust and Securities Services
Name:	RODNEY GAUGHAN
Title:	ASSISTANT VICE PRESIDENT

Agency Agreement signature page

The Global Agent		60 Wall Street, 27th Floor,
New York, N.Y. 10005
DEUTSCHE BANK TRUST COMPANY		United States
AMERICAS
		Telephone:	212-250-2157
		Facsimile:	212-797-8614
By:	/s/ Rodney Gaughan	Attention:	Trust and Securities Services
Name:	RODNEY GAUGHAN
Title:	ASSISTANT VICE PRESIDENT

Agency Agreement signature page

The Luxembourg Paying Agent,		Deutsche Bank Luxembourg S.A.
Transfer Agent and Euro Registrar		2 Bld Konrad Adenauer
L-1115 Luxembourg

DEUTSCHE BANK LUXEMBOURG S.A.		Telephone:	011-352-421-22-639
		Facsimile:	011-352-47-31-36
		Attention:	Michele Penning

By:	/s/ G Norman
Name:	G NORMAN
Title:	ASSOCIATE

/s/ Angeline Garvey
Angeline Garvey Vice President

Agency Agreement signature page

The London Paying Agent		Deutsche Bank
and London Issuing Agent		Winchester House
1 Great Winchester Street
DEUTSCHE BANK AG LONDON		London EC2N 2DB
United Kingdom

By:	/s/ Angeline Garvey	Telephone:	011-44-020-7547-3747
Name:	Angeline Garvey	Facsimile:	011-44-020-7547-5782
Title:	Vice President	Attention:	Geoff Norman

/s/ Suzie Smith Suzie Smith
Deutsche Bank AG London
Vice President

Agency Agreement signature page

SCHEDULE 1

Section 1. Definitions

In addition, in this Schedule, the following terms shall have the following meanings:

“Appointee” means any person appointed by a Security Agent under the Trusts;

“Liability” means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imports and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses;

“Security Agents” means the London Paying Agent and the NY Paying Agent and Security Agent means any one of them;

“Trustee Acts” means the Trustee Act 1925 of Great Britain and the Trustee Act 2000 of Great Britain; and

the “Trusts” means those trusts established by Section 17 of the Agency Agreement and Section 5 of the Guarantee.

Section 2. Investment by the Security Agents

(A)	IF the amount of the moneys at any time available for the payment of principal and interest in respect of the Notes issued by the Issuer, under Section 17 of the Agency Agreement or Section 5 of the Guarantee shall be less than 10 per cent. of the nominal amount of the Notes issued by the Issuer then outstanding the Security Agents may at their discretion invest such moneys in some or one of the investments authorised below. The London Paying Agent, or the NY Paying Agent, as the case may be, at its discretion may vary such investments and may accumulate such investments and the resulting income until the accumulations, together with any other funds for the time being under the control of the London Paying Agent, or the NY Paying Agent, as the case may be, and available for such purpose, amount to at least 10 per cent. of the nominal amount of the Notes issued by the Issuer then outstanding, and then such accumulations and funds shall be applied in accordance with Section 17 of the Agency Agreement or Section 5 of the Guarantee as the case may be.

(B)

Any moneys which under the Trusts ought to or may be invested by the Security Agents may be invested in the name or under the control of the London Paying Agent, or the NY Paying Agent, as the case may be, in any investments for the time being authorised by law for the investment by trustees of trust moneys or in any other investments whether similar to the aforesaid or not which may be selected by the London Paying Agent, or the NY Paying Agent, as the case may be, or by placing the same on deposit in the name or under the control of the London Paying Agent, or the NY Paying Agent, as the case may

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be, at such bank or other financial institution and in such currency as the London Paying Agent, or the NY Paying Agent, as the case may be, may think fit. If that bank or institution is the London Paying Agent, or the NY Paying Agent, as the case may be, or a subsidiary, holding or associated company of the London Paying Agent, or the NY Paying Agent, it need only account for an amount of interest equal to the amount of interest which would, at then current rates, be payable by it on such a deposit to an independent customer. The Security Agents may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

Section 3. Supplement to Trustee Acts

WHERE there are any inconsistencies between the Trustee Acts and the provisions of the Trusts, the provisions of the Trusts shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000 of Great Britain, the provisions of the Trusts shall constitute a restriction or exclusion for the purposes of that Act. The Security Agents shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows:

(A)	The Security Agents may in relation to the Trusts, act on the advice or certificate or opinion or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer, liquidator, receiver or other expert appointed by the Issuer, the Guarantor or, one or both of the Security Agents, or otherwise whether or not addressed to a Security Agent and no Security Agent shall be responsible for any Liability occasioned by so acting.

(B)	Any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and no Security Agent shall be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

(C)	The Security Agents shall be at liberty to hold the Agency Agreement, the Guarantee and any other documents relating thereto or to deposit them in any part of the world with any custodian which the London Paying Agent, or the NY Paying Agent, as the case may be, shall be at liberty to appoint under the Trusts, which is a banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the London Paying Agent, or the NY Paying Agent, as the case may be, to be of good repute and no Security Agent shall be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit PROVIDED THAT no Security Agent shall be obliged to appoint a custodian of securities payable to bearer.

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(D)	No Security Agent, in its capacity as Security Agent, shall be responsible for the receipt or application of the proceeds of the issue of any of the Notes by the Issuer, the exchange of any Global Note for another Global Note or Definitive Notes or the delivery of any Global Note or Definitive Notes to the person(s) entitled to it or them.

(E)	Save as expressly otherwise provided herein, the Security Agents shall have absolute and uncontrolled discretion as to the exercise or non-exercise of their trusts, powers, authorities and discretions under the Trusts (the exercise or non-exercise of which as between the London Paying Agent, or the NY Paying Agent, as the case may be, and the Noteholders, shall be conclusive and binding on the Noteholders,) and the Security Agents shall not be responsible for any Liability which may result from their exercise or non-exercise.

(F)	No Security Agent, shall be liable to any person by reason of having acted upon any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of the holders of Notes of all or any Series in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution, or (in the case of an Extraordinary Resolution in writing) that not all such holders had signed the Extraordinary Resolution or that for any reason the resolution was not valid or binding upon such holders.

(G)	No Security Agent shall be liable to any person by reason of having accepted as valid or not having rejected any Note purporting to be such and subsequently found to be forged or not authentic.

(H)	Without prejudice to the right of indemnity by law given to trustees, each of the Issuer and the Guarantor shall severally indemnify the Security Agents, and every Appointee (being an Appointee who shall have been appointed by a Security Agent, after prior consultation by such Security Agent, with the Issuer and the Guarantor and after consideration in good faith by such Security Agent, of any representations made by the Issuer or the Guarantor concerning the proposed appointee except where, in the reasonable opinion of that Security Agent, such consultation and consideration was not practicable) and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the execution or purported execution of any of its or his trusts, powers, authorities and discretions under the Trusts, or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to the Trusts or any such appointment.

(I)	Any consent or approval given by a Security Agent, for the purposes of the Trusts may be given on such terms and subject to such conditions (if any) as such Security Agent thinks fit and notwithstanding anything to the contrary in the Trusts may be given retrospectively.

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(J)	No Security Agent shall (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder, any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to such Security Agent by the Issuer, the Guarantor or any other person in connection with the Trusts and no Noteholder shall be entitled to take any action to obtain from a Security Agent any such information.

(K)	The Security Agents as between themselves and the beneficiaries of the Trusts may determine all questions and doubts arising in relation to any of the provisions of the Trusts. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Security Agents shall be conclusive and shall bind such Security Agents and the beneficiaries of the Trusts.

(L)	In connection with the exercise by it of any of its trusts, powers, authorities or discretions under the Trusts, the Security Agents shall have regard to the interests of the Noteholders as a class and, in particular but without limitation, shall not have regard to the consequences of the exercise of its trusts, powers, authorities and discretions under the Trusts for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Security Agents shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Issuer, the Guarantor or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders except to the extent already provided for in Condition 6 to this Schedule.

(M)	Any trustee of these Trusts being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business properly transacted and acts properly done by him or his firm in connection with the Trusts, and also his reasonable charges in addition to disbursements for all other work and business done and all time properly spent by him or his firm in connection with matters arising in connection with the Trusts.

(N)

Each Security Agent may (after prior consultation with the Issuer and the Guarantor and after consideration in good faith of any representations made by the Issuer or the Guarantor concerning the proposed appointee except where, in the opinion of a Security Agent, such consultation and consideration is not practicable) whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons all or any of its trusts, powers, authorities and discretions vested in the Security Agents under the Trusts. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the such Security Agent may in the interests of the Noteholders think fit. The Security Agents shall, provided that reasonable care has been exercised in the selection of any such delegate or sub-delegate, not be under any obligation to supervise the proceedings or acts of any

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such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate. The London Paying Agent, or the NY Paying Agent, as the case may be, shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

(O)	The Security Agents may (after prior consultation with the Issuer and the Guarantor and after consideration in good faith of any representations made by the Issuer or the Guarantor concerning the proposed appointee except where, in the opinion of a Security Agent, such consultation and consideration is not practicable) in the conduct of the Trusts, instead of acting personally employ and pay an agent (whether being a lawyer, nominee or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with the Trusts (including the receipt and payment of money). The London Paying Agent, or the NY Paying Agent, as the case may be, shall, provided that it shall have exercised reasonable care in the selection of any such agent or any custodian, not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or any custodian or be bound to supervise the proceedings or acts of any such agent or any custodian.

(P)	Each Security Agent may (after prior consultation with the Issuer and the Guarantor and after consideration in good faith of any representations made by the Issuer or the Guarantor concerning the proposed appointee except where, in the opinion of such Security Agent, such consultation and consideration is not practicable) appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the Trusts as the London Paying Agent, or the NY Paying Agent, as the case may be, may determine, including for the purpose of depositing with a custodian the Agency Agreement, the Guarantee or any document relating to the Trusts and no Security Agent shall be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or to be bound to supervise the proceedings or acts of such person; the London Paying Agent, or the NY Paying Agent, as the case may be, is not obliged to appoint a custodian if the London Paying Agent, or the NY Paying Agent, as the case may be, invests in securities payable to bearer.

(Q)	No Security Agent shall be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of the Trusts, or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of the Agency Agreement, the Guarantee or any other document relating or expressed to be supplemental thereto.

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(R)	No Security Agent shall be responsible to any person for failing to request, require or receive any legal opinion relating to any Notes or for checking or commenting upon the content of any such legal opinion.

(S)	No Security Agent shall be concerned, and need not enquire, as to whether or not any Notes are issued in breach of the Programme Limit.

(T)	No Security Agent shall be obliged to take any action under the Trusts unless indemnified to its satisfaction.

(U)	In relation to any asset held by it under the Trusts, a Security Agent may appoint as its nominee any banker or banking company or company whose business includes the provision of nominee services believed by the London Paying Agent, or the NY Paying Agent, as the case may be, to be of good repute.

Section 4. Security Agent’s Liability

NOTHING in the Trusts, shall in any case in which a Security Agent has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of the Trusts conferring on it any trusts, powers, authorities or discretions exempt such Security Agent from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default or breach of duty of which it may be guilty in relation to its duties under the Trusts.

Section 5. Security Agent Contracting With The Issuer And The Guarantor

No Security Agent nor any director or officer or holding company, subsidiary or associated company of a corporation acting as a trustee of the Trusts shall by reason of its or his fiduciary position be in any way precluded from:

(i)	entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or the Guarantor or any person or body corporate associated with the Issuer or the Guarantor (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Notes or any other notes, bonds, stocks, shares, debenture stock, debentures or other securities of, the Issuer or the Guarantor or any person or body corporate associated as aforesaid); or

(ii)	accepting or holding the trusteeship of any other indenture, trust deed or any other document constituting or securing any other securities issued by or relating to the Issuer or the Guarantor or any such person or body corporate so associated or any other office of profit under the Issuer or the Guarantor or any such person or body corporate so associated,

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and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (i) above or, as the case may be, any such trusteeship or office of profit as is referred to in (ii) above without regard to the interests of the Noteholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Noteholders and shall not be responsible for any Liability occasioned to the Noteholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

Where any holding company, subsidiary or associated company of a Security Agent, or any director or officer of a Security Agent, acting other than in his capacity as such a director or officer has any information, such Security Agent shall not thereby be deemed also to have knowledge of such information and, unless it shall have actual knowledge of such information, shall not be responsible for any loss suffered by Noteholders resulting from a Security Agent’s failing to take such information into account in acting or refraining from acting under or in relation to the Trusts.

Section 6. Currency Indemnity

EACH of the Issuer and the Guarantor shall severally indemnify each Security Agent, every Appointee, the Noteholders and keep them indemnified against:

(a)	any Liability incurred by any of them arising from the non-payment by the Issuer or the Guarantor of any amount due to the Security Agents or the Noteholders under the Trusts by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer or the Guarantor; and

(b)	any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under the Trusts (other than this Section) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

The above indemnities shall constitute obligations of the Issuer and the Guarantor separate and independent from its/their other obligations under the other provisions of the Trusts, and shall apply irrespective of any indulgence granted by either Security Agent,

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or the Noteholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor for a liquidated sum or sums in respect of amounts due under the Trusts (other than this Section). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders and no proof or evidence of any actual loss shall be required by the Issuer or the Guarantor or its liquidator or liquidators.

Section 7. New Security Agents

THE power to appoint a new Security Agent of the Trusts shall, subject as hereinafter provided, be vested in the Issuer. One or more persons may hold office as trustee or trustees of the Trusts. Any appointment of a new trustee of the Trusts shall as soon as practicable thereafter be notified by the Issuer to the Agents and the Noteholders.

Sections 8. Security Agent’s Retirement

A trustee of the Trusts, may retire at any time on giving not less than three months’ prior written notice to the Issuer without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The retirement of any such trustee shall not become effective until a successor trustee is appointed and, if in such circumstances, no appointment has become effective within two months of the date of such notice, the London Paying Agent, or the NY Paying Agent, as the case may be, shall be entitled to appoint a new trustee of the Trusts, but no such appointment shall take effect unless previously approved by an Extraordinary Resolution.

Section 9. Security Agent’s Powers to be Additional

THE powers conferred upon the Security Agents under the Trusts, shall be in addition to any powers which may from time to time be vested in such Security Agents by the general law.

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EXHIBIT A

FORM OF GLOBAL NOTE

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO MBNA EUROPE FUNDING PLC (THE “BANK”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A GLOBAL SECURITY AND, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, IT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]1

THIS NOTE IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

[THE NOTES IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED HAVE NOT BEEN NOR WILL BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH NOTES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

EACH PURCHASER OF THE NOTES IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED IS HEREBY NOTIFIED THAT THE SELLER OF SUCH NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A (“RULE 144A”) THEREUNDER.

THE HOLDER HEREOF, BY PURCHASING THE NOTES IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED, AGREES, FOR THE BENEFIT OF MBNA EUROPE FUNDING PLC (THE “ISSUER”), THAT (A) SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE HOLDER

[1]	Delete in the case of all Global Notes other than DTC Global Notes.

REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THAT EACH SUCH QIB IS ALSO A “QUALIFIED PURCHASER” (“QP”) WITHIN THE MEANING OF SECTION 2(A)(51) OF THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FOR PURPOSES OF SECTION 3(C)(7) OF SUCH ACT AND WHO (W) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN US$25 MILLION IN SECURITIES OF UNAFFILIATED ISSUERS, (X) IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(I)(D) OR (A)(1)(I)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(I)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN, (Y) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER OR THE GUARANTOR, AND (Z) WILL HOLD AND TRANSFER AT LEAST US$100,000 PRINCIPAL AMOUNT OF NOTES; OR (2) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT; AND, IN EACH OF CASES (1) AND (2) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND IN A MINIMUM PRINCIPAL AMOUNT OF US$100,000, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF SUCH NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. EACH PURCHASER OF THIS NOTE OR BENEFICIAL INTEREST HEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH HEREIN AND IN THE AGENCY AGREEMENT (AS DEFINED HEREIN) AND WILL NOT TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT TO A PURCHASER WHO CAN MAKE THE SAME REPRESENTATIONS AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.

THE HOLDER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRANSFER AGENT OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH HEREIN AND IN THE AGENCY AGREEMENT, THE ISSUER OR THE TRANSFER AGENT MAY CONSIDER THE ACQUISITION OF THIS NOTE OR SUCH INTEREST IN THIS NOTE VOID AND REQUIRE THAT THIS NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER OR THE GUARANTOR.

THE HOLDER ACKNOWLEDGES THAT THE ISSUER AND THE TRANSFER AGENT RESERVE THE RIGHT PRIOR TO ANY SALE OR OTHER TRANSFER PURSUANT TO

CLAUSES (A)(l)-(2) ABOVE TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE ISSUER AND THE TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED SALE OR OTHER TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]*

[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT’), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.] **

*	These statements and this legend contained in brackets shall appear on any Certificate issued in respect of the Restricted Global Note.
**	These statements and this legend contained in brackets shall appear on any Certificate issued in respect of the Unrestricted Global Note.

REGISTERED

No. R-

CUSIP No.:

ISIN No.:

Common Code:_

MBNA EUROPE FUNDING PLC

GLOBAL NOTE

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT:

MATURITY DATE:	SPECIFIED CURRENCY:

☐ FIXED RATE NOTE	☐ U.S. dollar
☐ FLOATING RATE NOTE	☐ Other:

☐ SENIOR NOTE
☐ SUBORDINATED NOTE

MBNA EUROPE FUNDING PLC (the “Issuer”), incorporated as a public limited liability company with limited liability in England and Wales, for value received, hereby promises to pay to                                 , or registered assigns thereof, the principal amount specified above, as adjusted in accordance with Schedule 1 hereto, on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption “Fixed Rate Interest Provisions,” if this Note is designated as a “Fixed Rate Note” above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption “Floating Rate Interest Provisions,” if this Note is designated as a “Floating Rate Note” above, in each case as such provisions may be modified or supplemented by the terms and provisions set forth in the Pricing Supplement attached hereto (the “Pricing Supplement”), and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified in the Pricing Supplement on any overdue principal and premium, if any, and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the fifteenth calendar day

(whether or not a Business Day (as defined on the reverse hereof)) next preceding the applicable Interest Payment Date (unless otherwise specified in the Pricing Supplement) (each, a “Regular Record Date”); provided, however, that interest payable at Maturity (as defined on the reverse hereof) will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and shall instead be payable to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) to be fixed by the Global Agent (as defined below), notice whereof shall be given by the Global Agent to the holder of this Note not less than 15 calendar days prior to such Special Record Date.

This Note and any other notes of the same Series (as defined in the Agency Agreement) are hereinafter referred to as the “Notes”. The Notes are issued and to be issued under an Agency Agreement dated as of September 15, 2004 (as amended from time to time, the “Agency Agreement”) among the Issuer, Deutsche Bank Trust Company Americas, as global agent (the “Global Agent”), the Global Agent acting through its specified office in New York as paying agent (the “NY Paying Agent”) and as registrar (the “Registrar”), Deutsche Bank AG London, as paying agent (the “London Paying Agent”) and as issuing agent (the “London Issuing Agent”) and Deutsche Bank Luxembourg S.A., as transfer agent (the “Transfer Agent”) and as paying agent (the “Luxembourg Paying Agent”; together with the Paying Agent and the London Paying Agent, the “Paying Agents”; individually, a “Paying Agent”). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Issuer.

The payments of all amounts due in respect of this Note are irrevocably guaranteed by MBNA America Bank, National Association (the “Guarantor”) pursuant to a Guarantee dated September 15, 2004.

The Issuer shall cause to be kept at the office of the Registrar designated below a register (the register maintained in such office or any other office or agency of the Registrar, herein referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes issued in registered form and of transfers of such Notes. The Issuer has initially appointed the Global Agent acting through its specified office in New York as “Registrar” for the purpose of registering Notes issued in registered form and transfers of such Notes. The Issuer reserves the right to rescind its designation as Registrar at any time, and transfer such function to another bank or financial institution.

The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Registrar, or any transfer agent maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar (or such transfer agent) and the Global Agent duly executed by, the holder hereof or its attorney duly authorized in writing.

Payment of principal of, premium, if any, and interest on, this Note due at Maturity will be made in immediately available funds upon presentation and surrender of this

Note at the office of a Paying Agent maintained for that purpose; provided, that this Note is presented to such Paying Agent in time for such Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at Maturity) will be made by wire transfer to such account as has been appropriately designated to the Global Agent by the person entitled to such payments.

Reference is made to the further provisions of this Note set forth on the reverse hereof and in the Pricing Supplement, which further provisions shall for all purposes have the same effect as if set forth at this place. In the event of any conflict between the provisions contained herein or on the reverse hereof and the provisions contained in the Pricing Supplement, the latter shall control. Reference herein to “this Note”, “hereof”, “herein” and comparable terms shall include the Pricing Supplement.]*.

The statements set out in the legend above in respect of certain matters relating to the Securities Act of 1933 [and the Investment Company Act of 1940]* are an integral part of this Certificate and by acceptance hereof the holder of such Certificate or any owner of an interest in the Global Note in respect of which this Certificate is issued agrees to be subject to and bound by the terms and provisions set out in such legend.

Unless the certificate of authentication hereon has been executed by the Registrar, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, except that if this is a Subordinated Note, the subordination provisions of “Status of the Notes and Subordination – Status and Subordination of the Subordinated Notes” shall be governed by and construed in accordance with the laws of England.

The language contained in brackets shall appear on any Certificate issued in respect of the Restricted Global Note.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

MBNA EUROPE FUNDING PLC

By:
Authorized Signatory

Dated:

REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Agency Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Registrar

By:
Authorized Officer

[Reverse of Note]

[ATTACH REVERSE OF NOTE IN FORM

OF EXHIBIT C TO AGENCY AGREEMENT]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT NUN ACT —		Custodian
	(Cust)		(Minor )

under Uniform Gifts to Minors Act
___________________________________________________________________________________________
State

Additional abbreviations may also be used

though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

(Please print or typewrite name and address,

including postal zip code, of assignee)

______________________________________________________________________________________________________________

the within Note and all rights thereunder, and hereby

irrevocably constitutes and appoints

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

to transfer said Note on the books of the Issuer, with full power of substituting in the premises.

Dated:
NOTICE: The signature to this assignment
must correspond with the name as written
upon the within Note in every particular,
without alteration or enlargement or any
change whatsoever.

Signature Guarantee

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

Schedule 1

SCHEDULE OF TRANSFERS AND EXCHANGES

The following increases and decreases in the principal amount of this Note have been made:

Date of Transfer	Increase (Decrease) in Principal Amount of this Note Due to Transfer Between Global Notes	Principal Amount of this Note After Transfer	Notation made by or on behalf of the Issuer

EXHIBIT B

FORM OF DEFINITIVE NOTE

THIS NOTE IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

[THE NOTES IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED HAVE NOT BEEN NOR WILL BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH NOTES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

EACH PURCHASER OF THE NOTES IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED IS HEREBY NOTIFIED THAT THE SELLER OF SUCH NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A (“RULE 144A”) THEREUNDER.

THE HOLDER HEREOF, BY PURCHASING THE NOTES IN RESPECT OF WHICH THIS CERTIFICATE IS ISSUED, AGREES, FOR THE BENEFIT OF MBNA EUROPE FUNDING PLC (THE “ISSUER”), THAT (A) SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A AND THAT EACH SUCH QIB IS ALSO A “QUALIFIED PURCHASER” (“QP”) WITHIN THE MEANING OF SECTION 2(A)(51) OF THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FOR PURPOSES OF SECTION 3(C)(7) OF SUCH ACT AND WHO (W) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN US$25 MILLION IN SECURITIES OF UNAFFILIATED ISSUERS, (X) IS NOT A PLAN REFERRED TO IN PARAGRAPH (A)(1)(I)(D) OR (A)(1)(I)(E) OF RULE 144A OR A TRUST FUND REFERRED TO IN PARAGRAPH (A)(1)(I)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, IF INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE BY THE BENEFICIARIES OF THE PLAN, (Y) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER OR THE GUARANTOR, AND (Z) WILL HOLD AND TRANSFER AT LEAST US$100,000 PRINCIPAL AMOUNT OF NOTES; OR (2) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT; AND, IN EACH OF CASES (1) AND (2) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY

STATE OF THE UNITED STATES AND IN A MINIMUM PRINCIPAL AMOUNT OF US$100,000, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF SUCH NOTES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. EACH PURCHASER OF THIS NOTE OR BENEFICIAL INTEREST HEREIN WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH HEREIN AND IN THE AGENCY AGREEMENT (AS DEFINED HEREIN) AND WILL NOT TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN EXCEPT TO A PURCHASER WHO CAN MAKE THE SAME REPRESENTATIONS AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.

THE HOLDER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES.

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRANSFER AGENT OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH HEREIN AND IN THE AGENCY AGREEMENT, THE ISSUER OR THE TRANSFER AGENT MAY CONSIDER THE ACQUISITION OF THIS NOTE OR SUCH INTEREST IN THIS NOTE VOID AND REQUIRE THAT THIS NOTE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER OR THE GUARANTOR.

THE HOLDER ACKNOWLEDGES THAT THE ISSUER AND THE TRANSFER AGENT RESERVE THE RIGHT PRIOR TO ANY SALE OR OTHER TRANSFER PURSUANT TO CLAUSES (A)(1)-(2) ABOVE TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE ISSUER AND THE TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE PROPOSED SALE OR OTHER TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]*

[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF

*	The language contained in brackets shall appear on any Certificate issued in respect of any Note transferred pursuant to, and in reliance on, Rule 144A under the Securities Act in accordance with this Agency Agreement.

1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]**

No. R-	REGISTERED
CUSIP No.:
ISIN No.:
Common Code:

**	The language contained in brackets shall appear on any Certificate issued in respect of any Note transferred pursuant to, and in reliance on, Regulation S under the Securities Act in accordance with this Agency Agreement and shall not appear on any Certificate issued in respect of any Note transferred pursuant to, and in reliance on, Rule 144A under the Securities Act in accordance with this Agency Agreement.

MBNA EUROPE FUNDING PLC

(Definitive Note)

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT:

MATURITY DATE:	SPECIFIED CURRENCY:

☐ FIXED RATE NOTE	☐ U.S. dollar
INTEREST RATE: %
☐ FLOATING RATE NOTE	☐ Other:

☐ SENIOR NOTE
☐ SUBORDINATED NOTE

INTEREST RATE DETERMINATION:	OPTION TO ELECT PAYMENT IN
SPECIFIED CURRENCY

☐ ISDA RATE	(if Specified Currency is
☐ REFERENCE RATE DETERMINATION	other than the United States dollar):
Yes No

EXCHANGE RATE AGENT:	AUTHORIZED DENOMINATIONS:

MARGIN (PLUS OR MINUS)	FLOATING RATE OPTION
(ISDA Rate only):	(ISDA Rate only):

DESIGNATED MATURITY	RESET DATE
(ISDA Rate only):	(ISDA Rate only):

INITIAL INTEREST RATE	INDEX MATURITY
(Reference Rate	(Reference Rate
Determination only): %	Determination only):

INTEREST RATE	IF CMT RATE:
BASIS OR BASES	Designated CMT
(Reference Rate	Moneyline Telerate Page:
Determination only):	Designated CMT
Maturity Index:

IF LIBOR:	DESIGNATED LIBOR CURRENCY
☐ LIBOR Moneyline Telerate	(Reference Rate
☐ LIBOR Reuters	Determination only):

SPREAD (PLUS OR MINUS)	INITIAL INTEREST RESET
AND/OR SPREAD MULTIPLIER	DATE (Reference Rate
(Reference Rate Determination only):	Determination only):

INTEREST RESET PERIOD	INTEREST RESET
(Reference Rate Determination only):	DATES (Reference Rate Determination only):

INTEREST CALCULATION	INTEREST PAYMENT DATES:
(Reference Rate Determination only):

☐ Regular Floating Rate Note	INTEREST PAYMENT
☐ Floating Rate/Fixed Rate Note	PERIOD:
Fixed Rate Commencement Date:
Fixed Interest Rate:
☐ Inverse Floating Rate Note
Fixed Interest Rate:

REGULAR RECORD DATES (if other than the 15th day prior to each	CALCULATION AGENT:
Interest Payment Date):

MAXIMUM INTEREST	MINIMUM INTEREST
RATE:	RATE:

INITIAL REDEMPTION	ANNUAL REDEMPTION
DATE:	PERCENTAGE REDUCTION:

INITIAL REDEMPTION	HOLDER’S OPTIONAL
PERCENTAGE:	REPAYMENT DATE(S):

DAY COUNT CONVENTION
☐ 30/360 for the period from to .
☐ Actual/360 for the period from to .
☐ Actual/Actual for the period from to .
☐ Other:

BUSINESS DAY CONVENTION	ORIGINAL ISSUE DISCOUNT
☐ Floating Rate Convention	Yes No
☐ Following Business Day Convention	Total Amount of OID:
☐ Modified Following Business Day	Yield to Maturity:
Convention	Initial Accrual Period:
☐ Preceding Business Day Convention	Issue Price: %

☐	Other

DEFAULT RATE:             %

MBNA Europe Funding plc (the “Issuer”), for value received, hereby promises to pay to                                     , or registered assigns thereof, the principal amount specified above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption “Fixed Rate Interest Provisions”, if this Note is designated as a “Fixed Rate Note” above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption “Floating Rate Interest Provisions,” if this Note is designated as a “Floating Rate Note” above, and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day (as defined on the reverse hereof)) next preceding the applicable Interest Payment Date (unless otherwise specified above) (each, a “Regular Record Date”); provided, however, that interest payable at Maturity (as defined on the reverse hereof) will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and shall instead be payable to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) to be fixed by the Global Agent (as defined below), notice whereof shall be given by the Global Agent to the holder of this Note not less than 15 calendar days prior to such Special Record Date.

This Note and any other notes of the same Series (as defined in the Agency Agreement) are hereinafter referred to as the “Notes”. The Notes are issued and to be issued under an Agency Agreement dated as of September 15, 2004 (as amended from time to time, the “Agency Agreement”) among the Issuer, Deutsche Bank Trust Company Americas, as global agent (the “Global Agent”), the Global Agent acting through its specified office in New York as paying agent (the “NY Paying Agent”) and as registrar (the “Registrar”), Deutsche Bank AG London, as paying agent (the “London Paying Agent”) and as issuing agent (the “London Issuing Agent”) and Deutsche Bank Luxembourg S.A., as transfer agent (the “Transfer Agent”) and as paying agent (the “Luxembourg Paying Agent”; together with the NY Paying Agent and the London Paying Agent, the “Paying Agents”; individually, a “Paying Agent”). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Issuer.

The payments of all amounts due in respect of this Note are irrevocably guaranteed by MBNA America Bank, National Association (the “Guarantor”) pursuant to a Guarantee dated September 15, 2004.

The Issuer shall cause to be kept at the office of the Registrar designated below a register (the register maintained in such office of any other office or agency of the Registrar, herein referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes issued in registered form and of transfers of such Notes. The Issuer has initially appointed the Global Agent acting through its specified office in New York as “Registrar” for the purpose of registering Notes issued in registered form and transfers of such Notes. The Issuer reserves the right to rescind its designation as Registrar at any time, and transfer such function to another bank or financial institution.

The transfer of this Note is registrable in the Note Register or, as the case may be, the Euro Note Register (as defined below), upon surrender of this Note for registration of transfer at the office or agency of the Registrar or, as the case may be, the Euro Registrar or any transfer agent maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to such registrar or such transfer agent and the Global Agent duly executed by, the holder hereof or its attorney duly authorized in writing.

The Euro Registrar (as defined in the Agency Agreement), as registrar for Definitive Notes (as defined in the Agency Agreement) issued in lieu of interests an a Global Note (as defined in the Agency Agreement) previously held through Euroclear or Clearstream shall maintain at its principal office in Luxembourg, or such other location as may be agreed from time to time, a note register for such Definitive Notes (the “Euro Note Register”). The term “Euro Note Register” shall mean the register in which shall be recorded the names, addresses and taxpayer identification numbers of the holders of Definitive Notes issued in lieu of interests an a Global Note previously held through Euroclear or Clearstream, the serial and CUSIP numbers (or Code/ISIN Numbers, as the case may be) of the Notes, the Original Issue Dates thereof and details with respect to the transfer and exchange of Notes.

Payment of principal of, premium, if any, and interest on, this Note due at Maturity will be made in immediately available funds upon presentation and surrender of this Note at the office of a Paying Agent maintained for that purpose; provided, that this Note is presented to such Paying Agent in time for such Paying Agent to make such payment hi accordance with its normal procedures. Payments of interest on this Note (other than at Maturity) will be made by check mailed to the holder of this Note as of the Regular Record Date with respect to such Interest Payment Date at the address shown in the Note Register specified below; provided, however, that a holder of US$10,000,000 or more in aggregate principal amount (or the equivalent thereof in other currencies) of Notes (whether identical or different terms and provisions) shall be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds if appropriate written wire transfer instructions have been received by the Global Agent not less than 16 days prior to the applicable Interest Payment Date.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

The statements set out in the legend above in respect of certain matters relating to the Securities Act of 1933 [and the Investment Company Act of 1940]* are an integral part of this Certificate and by acceptance hereof, the Noteholder in respect of which this Certificate is issued agrees to be subject to and bound by the terms and provisions set out in such legend.

Unless the certificate of authentication hereon has been executed by the Registrar or as the case may be, the Euro Registrar, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, except that if this is a Subordinated Note, the subordination provisions of “Status of the Notes and Subordination – Status and Subordination of the Subordinated Notes” shall be governed by and construed in accordance with the laws of England.

*	The language contained in brackets shall appear on any Certificate issued in respect of any Note transferred pursuant to, and in reliance on, Rule 144A under the Securities Act in accordance with the Agency Agreement.

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

MBNA EUROPE FUNDING PLC

By:
Authorized Signatory

Dated:

REGISTRAR’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Agency Agreement.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Registrar

By:
Authorized Officer

OR

DEUTSCHE BANK LUXEMBOURG S.A., as Euro Registrar

By:
Authorized Officer

[Reverse of Note]

[ATTACH REVERSE OF NOTE IN FORM

OF EXHIBIT C TO AGENCY AGREEMENT]

ABBREVIATIONS

The following abbreviations, when used in the inscription on the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common

TEN ENT	—	as tenants by the entireties

JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT —		Custodian
	(Cust)		(Minor)

under Uniform Gifts to Minors Act

State

Additional abbreviations may also be used

though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers) unto

____________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE

____________________________________________________________________________________________________

____________________________________________________________________________________________________

(Please print or typewrite name and address,

including postal zip code, of assignee)

____________________________________________________________________________________________________

the within Note and all rights thereunder, and hereby

irrevocably constitutes and appoints

____________________________________________________________________________________________________
____________________________________________________________________________________________________

to transfer said Note on the books of the Issuer, with full power of substituting in the premises.

Dated:
NOTICE: The signature to this assignment
must correspond with the name as written
upon the within Note in every particular,
without alteration or enlargement or any
change whatsoever.

Signature Guarantee

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

EXHIBIT C

FORM OF REVERSE OF NOTE

[Reverse of Note]

The Notes are issuable only in denominations of US$100,000 and integral multiples of US$1,000 in excess thereof (or equivalent denominations in other currencies, subject to any other statutory or regulatory minimums). This Note, and any Note issued in exchange or substitution therefor or in place hereof, or upon registration of transfer, exchange or partial redemption or repayment of this Note, may be issued only in an Authorized Denomination specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof).

Unless otherwise provided herein or in the Pricing Supplement, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated on the face hereof (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts). If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than U.S. dollars, any such amounts paid by the Issuer will be converted by the Global Agent, or such other agent as may be specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof), which for these purposes shall act as currency exchange agent (the “Exchange Rate Agent”), into U.S. dollars for payment to the holder of this Note.

If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than the U.S. dollar, any U.S. dollar amount to be received by the holder of this Note will be based on the Exchange Rate Agent’s bid quotation as of 11:00 a.m., London time, on the second day on which banks are open for business in London and New York City preceding the applicable payment date, for the purchase of U.S. dollars with the Specified Currency for settlement on such payment date of the aggregate amount of the Specified Currency payable to all holders of Notes denominated other than in the U.S. dollar scheduled to receive U.S. dollar payments. If such bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent for such purchase. If no such bids are available, payment of the aggregate amount due to the holder of this Note on the payment date will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding upon the Agent and the holder of this Note.

If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than the U.S. dollar, the holder of this Note may elect to receive payment of principal (and premium, if any) and interest on this Note in the Specified Currency indicated on the face hereof through standard DTC procedures. If this Note is in definitive form (specified on the face hereof), and the Specified Currency indicated on the face hereof is other than the U.S. dollar, the holder of this Note may elect to receive payment of principal (and premium, if any) and interest on this Note in the Specified Currency indicated on the face hereof by submitting a written notice to the Global Agent at 60 Wall Street, 27th Floor, New York, N.Y. 10005, United States, Attention: Trust and Securities Services, on or prior to the fifth Business Day following the applicable Regular Record Date in the case of interest and the tenth calendar day prior to the payment date for the payment of principal. Such notice, which may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission, shall contain (i) the holder’s election to receive all or a portion of such payment in the Specified Currency for value on the relevant Interest Payment Date or Maturity, as the case may be, and (ii) wire transfer instructions to an account denominated in the Specified Currency with respect to any payment to be made in the Specified Currency. Any such election made with respect to this Note by the holder will remain in effect with respect to any further payments of principal of (and premium, if any) and interest on this Note payable to the holder of this Note unless such election is revoked on or prior to the fifth Business Day following the applicable Regular Record Date in the case of interest and the tenth calendar day prior to the payment date for the payment of principal.

If (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive all or a portion of a payment of principal of (and premium, if any) or interest on this Note in the Specified Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global Note, in the case of (i) or (ii) in the event the Specified Currency indicated on the face hereof has been replaced by another currency (a “Replacement Currency”), any amount due pursuant to this Note may be repaid, at the option of the Issuer, in the Replacement Currency or in U.S. Dollars, at a rate of exchange which takes into account the conversion, at the rate prevailing on the most recent date on which official conversion rates were quoted or set by the national government or other authority responsible for issuing the Replacement Currency, from the Specified Currency to the Replacement Currency and, if necessary, the conversion of the Replacement Currency into U.S. Dollars at the rate prevailing on the date of such conversion.

If (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive all or a portion of a payment of principal of (and premium, if any) or interest on this Note in the Specified Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global Note, in the case of (i) or (ii) if such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments of principal of (and premium, if any) or interest on this Note in U.S. dollars until the Specified Currency is again available. In such circumstances, the U.S. dollar amount to be received by the holder of this Note will be made on the basis of the most recently available bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent, for the purchase of U.S. dollars with the Specified Currency for settlement on such payment date of the aggregate amount of the Specified Currency payable to all holders of Notes denominated other than in the U.S. dollar scheduled to receive U.S. dollar payments. Any payment made under such circumstances in U.S. dollars where the payment is required to be made in the Specified Currency will not constitute an “Event of Default” with respect to this Note.

The Issuer has initially appointed Deutsche Bank Trust Company Americas as global agent (the “Global Agent”), acting through its specified office in New York as paying agent (the “NY Paying Agent”), Deutsche Bank AG London as paying agent (the “London Paying Agent”) and Deutsche Bank Luxembourg S.A. as paying agent (the “Luxembourg Paying Agent”; together with the Global Agent, the NY Paying Agent and the London Paying Agents, the “Paying Agents”; individually, a “Paying Agent”), which term shall include any additional or successor paying agents appointed pursuant to the Agency Agreement) to act as paying agents in respect of the Notes. If this Note is in registered form, this Note may be presented or surrendered for payment, and notices, designations or requests in respect of payments with respect to this Note may be served, at the office or agency of any Paying Agent maintained for that purpose. The Global Agent may at any time rescind any designation of a Paying Agent, appoint any additional or successor Paying Agents or approve a change in the office through which a Paying Agent acts.

Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on Notes to be made in a Specified Currency other than the U.S. dollar will be made by a check in the Specified Currency drawn on, or by wire transfer to an account in the Specified Currency (which, in the case of a payment in Yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, a Global Agent (which, in the case of a payment in Yen to a non-resident of Japan, shall be an authorized foreign exchange Global Agent) in the principal financial center of the country of the Specified Currency, provided, however, a check may not be delivered to an address in, and an amount may not be transferred to an account at a Agent located in, the United States of America or its possessions by any office or agency of the Agent, the Global Agent or any Paying Agent.

Fixed Rate Interest Provisions

If this Note is designated as a “Fixed Rate Note” on the face hereof, the Agent will pay interest on each Interest Payment Date specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof) and on the Maturity Date or any Redemption Date or Holder’s Optional Repayment Date (as defined below) (each such Maturity Date, Redemption Date and Holder’s Optional Repayment Date and the date on which the principal or an installment of principal is due and payable by declaration of acceleration as provided herein being hereinafter referred to as a “Maturity” with respect to the principal repayable on such date), commencing on the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof, at the Interest Rate per annum specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof), until the principal hereof is paid or duly made available for payment.

Payments of interest hereon will include interest accrued from and including the most recent Interest Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for (or, if no interest has been paid or duly provided for, from and including the Original Issue Date) to but excluding the relevant Interest Payment Date or Maturity, as the case may be. Unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof), if the Specified Currency of this Note is U.S. Dollars and the Maturity Date specified on the face hereof falls more than one year from the Original Issue Date, interest payments for this Note shall be computed and paid on the basis of a

360-day year of twelve 30-day months. Unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof), if the Specified Currency of this Note is U.S. Dollars and the Maturity Date specified on the face hereof falls one year or less from the Original Issue Date, interest payments for this Note shall be computed and paid on the basis of the actual number of days in the year divided by 360. If the Specified Currency of this Note is a currency other than U.S. Dollars, interest hereon will be computed by applying the Actual/Actual (ISMA) Convention.

The “Actual/Actual (ISMA) Convention” is as follows:

(a) if the number of days in the related period from and including the most recent Interest Payment Date (or from and including the Interest Commencement Date, which unless otherwise specified in the applicable Pricing Supplement shall be the Original Issue Date) to but excluding the related payment date (the “Accrual Period”) is equal to or shorter than the Determination Period (as defined below) during which the Accrual Period ends, the number of days in such Accrual Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Interest Payment Dates that would occur in one calendar year assuming interest was to be payable in respect of the whole of that year; or

(b) if the Accrual Period is longer than the Determination Period commencing on the last Interest Payment Date on which interest was paid (or from and including the Interest Commencement Date), the sum of:

(1) the number of days in such Accrual Period falling in the Determination Period in which the Accrual Period begins divided by the product of (x) the number of days in such Determination Period and (y) the number of Interest Payment Dates that would occur in one calendar year assuming interest was to be payable in respect of the whole of that year; and

(2) the number of days in such Accrual Period falling in the next Determination Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Interest Payment Dates that would occur in one calendar year assuming interest was to be payable in respect of the whole of that year.

“Determination Period” means the period from and including a Determination Date to but excluding the next Determination Date. “Determination Date” means each date specified in the Pricing Supplement or, if none is specified, each Interest Payment Date.

Unless otherwise provided herein or in the Pricing Supplement, if any Interest Payment Date or the Maturity of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payments were due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity, as the case may be.

Floating Rate Interest Provisions

If this Note is designated as a “Floating Rate Note” on the face hereof, the Agent will pay interest on each Interest Payment Date specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof) and at Maturity, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof (or, if the Original Issue Date is between a Regular Record Date and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum determined in accordance with the provisions hereof (and, if this Note as in global form, in accordance with the Pricing Supplement), until the principal hereof is paid or duly made available for payment.

Payments of interest hereon will include interest accrued from and including the most recent Interest Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for (or,.if no interest has been paid or duly provided for, from and including the Original Issue Date) to but excluding the relevant Interest Payment Date or Maturity, as the case may be (each such period an “Interest Period”).

Unless otherwise specified herein or in the Pricing Supplement, if any Interest Payment Date (or other date which is subject to adjustment in accordance with a Business Day Convention specified on the face hereof or in the Pricing Supplement) in respect of this Note (other than an Interest Payment Date at Maturity) would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified on the face hereof or in the Pricing Supplement is:

(1)	the “Floating Rate Convention,” such Interest Payment Date (or other date) shall be postponed to the next succeeding day which is a Business Day unless it would thereby fall into the next succeeding calendar month, in which event (A) such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day and (B) each subsequent Interest Payment Date (or other date) shall be the last Business Day in the month which falls the number of months or other period specified as the Interest Payment Period on the face hereof after the preceding applicable Interest Payment Date (or other date) occurred; or

(2)	the “Following Business Day Convention,” such Interest Payment Date (or other date) shall be postponed to the next succeeding day which is a Business Day; or

(3)	the “Modified Following Business Day Convention,” such Interest Payment Date (or other date) shall be postponed to the next succeeding day that is a Business Day unless it would thereby fall into the next succeeding calendar month, in which event such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day; or

(4)	the “Preceding Business Day Convention,” such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day.

If the Maturity of this Note falls on a day that is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity.

If “ISDA Rate” is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, the rate of interest on this Note for each Interest Period will be the relevant ISDA Rate (as defined below) plus or minus the Margin, if any, specified on the face hereof or in the Pricing Supplement. Unless otherwise specified on the face hereof or in the Pricing Supplement, “ISDA Rate” means, with respect to any Interest Period, the rate equal to the Floating Rate that would be determined by the Global Agent or other person specified on the face hereof or in the Pricing Supplement pursuant to an interest rate swap transaction if the Global Agent or that other person were acting as Calculation Agent for that swap transaction in accordance with the terms of an agreement in the form of the Interest Rate and Currency Exchange Agreement published by the International Swaps and Derivatives Association, Inc. (the “ISDA Agreement”) and evidenced by a Confirmation (as defined in the ISDA Agreement) incorporating the ISDA Definitions and under which:

(A)	the Floating Rate Option is as specified on the face hereof or in the Pricing Supplement;

(B)	the Designated Maturity is the period specified on the face hereof or in the Pricing Supplement; and

(C)	the relevant Reset Date is either (i) if the applicable Floating Rate Option is based on the London inter-bank offered rate for a currency, the first day of that Interest Period or (ii) in any other case, as specified on the face hereof or in the Pricing Supplement.

As used in this paragraph, “Floating Rate”, “Calculation Agent”, “Floating Rate Option”, “Designated Maturity”, and “Reset Date” have the meanings ascribed to those terms in the ISDA Definitions.

If “Reference Rate Determination” is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, this Note will bear interest at a rate per annum equal to the Initial Interest Rate specified on the face hereof or in the Pricing Supplement until the Initial Interest Reset Date specified on the face hereof or in the Pricing Supplement and thereafter at a rate per annum determined as follows:

1. If this Note is designated as a “Regular Floating Rate Note” on the face hereof or in the Pricing Supplement or if no designation is made for Interest Calculation on the face hereof or in the Pricing Supplement, then, except as described below or in the Pricing Supplement, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof or in the Pricing Supplement (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof or in the Pricing Supplement. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof or in the Pricing Supplement; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

2. If this Note is designated as a “Floating Rate/Fixed Rate Note” on the face hereof or in the Pricing Supplement, then, except as described below or in the Pricing Supplement, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof or in the Pricing Supplement (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof or in the Pricing Supplement. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Date specified on the face hereof or in the Pricing Supplement; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to the Maturity Date shall be the Fixed Interest Rate, if such a rate is specified on the face hereof or in the Pricing Supplement, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

3. If this Note is designated as an “Inverse Floating Rate Note” on the face hereof or in the Pricing Supplement, then, except as described below or in the Pricing Supplement, this Note shall bear interest equal to the Fixed Interest Rate indicated on the face hereof or in the Pricing Supplement minus the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof or in the Pricing Supplement (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof or in the Pricing Supplement; provided, however, that, unless otherwise specified on the face hereof or in the Pricing Supplement, the interest rate hereon will not be less than zero percent. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified on the face hereof or in the Pricing Supplement; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

Except as provided above, if “Reference Rate Determination” is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be adjusted in accordance with the Business Day Convention specified on the face hereof or in the Pricing Supplement.

Unless otherwise specified on the face hereof or in the Pricing Supplement, the “Interest Determination Date” with respect to the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the J.J. Kenny Rate, the CD Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the “Interest Determination Date” with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”) publishes the Index (as defined below); the Interest Determination Date with respect to EURIBOR will be the second Target Settlement Day (as defined below) preceding each Interest Reset Date; the “Interest Determination Date” with respect to LIBOR shall be the second London Banking Day (as defined below) preceding each Interest Reset Date; the “Interest Determination Date” with respect to the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases as specified on the face hereof or in the Pricing Supplement, the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined on such date, and the applicable interest rate shall take effect on the Interest Reset Date.

“Target Settlement Day” shall mean a day (other than a Saturday or a Sunday) on which the Trans-European Automated Real-Time Gross Settlement Transfer System or any successor thereto is open.

“London Banking Day” means any day (other than a Saturday or a Sunday) on which dealings in deposits in the Designated LIBOR Currency (as defined herein) are transacted in the London interbank market.

Determination of CMT Rate. If an Interest Rate Basis for this Note is the CMT Rate, as indicated on the face hereof or in the Pricing Supplement, the CMT Rate shall be determined as of the applicable Interest Determination Date (a “CMT Rate Interest Determination Date”), as the rate displayed on the Designated CMT Moneyline Telerate Page under the caption “...Treasury Constant Maturities... Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.,” under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Moneyline Telerate Page is 7051, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Moneyline Telerate Page is 7052, the weekly or monthly average, as indicated on the face hereof or in the Pricing Supplement, for the week, or the month, as applicable, ended immediately preceding the week or the month, as applicable, in which the related CMT Rate Interest Determination Date falls. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with respect to such Interest Reset Date as may be published by either the Board of Governors of the U.S. Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determined to be comparable to the rate formerly displayed on the Designated CMT Moneyline Telerate Page and published in H.15(519) (as defined below). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a “Reference Dealer”) in The City of New York (which may include the Dealers and their affiliates) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States (“Treasury Notes”) with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offered rates as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least US$100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offered rates obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate determined as of the CMT Rate Interest Determination Date will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

“Designated CMT Maturity Index” means the original period to maturity of the U.S. Treasury securities (either 1,2, 3, 5,7,10,20 or 30 years) specified on the face hereof or in the Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof or in the Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

“Designated CMT Moneyline Telerate Page” means the display on Moneyline Telerate, Inc. (or any successor service) on the page designated on the face hereof or in the Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof or in the Pricing Supplement, the Designated CMT Moneyline Telerate Page shall be 7052 for the most recent week.

“H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the U.S. Federal Reserve System.

Determination of Commercial Paper Rate. If an Interest Rate Basis for this Note is the Commercial Paper Rate, as indicated on the face hereof or in the Pricing Supplement, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a “Commercial Paper Rate Interest Determination Date”), as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the Pricing Supplement as published in H.I 5(519) under the heading “Commercial Paper-Nonfinancial”. In the event that such rate is not published by 3:00 p.m., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the Pricing Supplement as published in H.15 Daily Update (as defined below), or such other recognized electronic source used for the purpose of displaying such rate, under the heading “Commercial Paper-Nonfinancial”. If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States commercial paper in The City of New York (which may include the Dealers or their affiliates) selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof or in the Pricing Supplement placed for an industrial issuer whose bond rating is “Aa,” or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date shall be the rate in effect on such Commercial Paper Rate Interest Determination Date.

“H.I 5 Daily Update” means the daily update of H.I 5(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/hl5/update, or any successor site or publication.

“Money Market Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	Dx360	x 100
360 - (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Determination of Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as indicated on the face hereof or in the Pricing Supplement, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an “Eleventh District Cost of Funds Rate Interest Determination Date”), as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption “11th District” on the display designated as page “7058” (or any other page as may replace such page) on Moneyline Telerate, Inc. (or any successor service thereof) (“Moneyline Telerate Page 7058”) as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Moneyline Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the “Index”) by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

Determination of J.J. Kenny Rate. If an Interest Rate Basis for this Note is the J.J. Kenny Rate, as indicated on the face hereof or in the Pricing Supplement, the J.J. Kenny Rate shall be determined as of the applicable Interest Determination Date (a “J.J. Kenny Interest Determination Date”) as the rate in the high grade weekly index (the “Weekly Index”) on such date made available by Kenny Information Systems (“Kenny”) to the Calculation Agent. The Weekly Index Maturity is, and shall be, based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from federal income taxation under the Code of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from federal income taxation under the Code and (iii) not subject to a minimum tax or similar tax under the Internal Revenue of Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any J.J.

Kenny Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected. The Calculation Agent shall calculate the J.J. Kenny Rate in accordance with the foregoing.

Determination of Federal Funds Rate. If an Interest Rate Basis for this Note is the Federal Funds Rate, as indicated on the face hereof or in the Pricing Supplement, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a “Federal Funds Rate Interest Determination Date”), as the rate on such date for United States dollar federal funds as published in H.15(519) under the heading “Federal Funds (Effective)” as such rate is displayed on Moneyline Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 120”), or if such rate does not appear on Moneyline Telerate Page 120 or, if not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date, as published in H.15 Daily Update or such other recognized electronic source used for the purpose of displaying such rate under the heading “Federal Funds (Effective)”. If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not published on Moneyline Telerate Page 120, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading “Federal Funds (Effective)”. If such rate does not appear on Moneyline Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or another recognized source by 3:00 p.m., New York City time, on the related calculation date, then the Federal Funds Rate on the Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Dealers or their affiliates) selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if any of the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

Determination of EURIBOR. If the Interest Rate Basis for this Note is EURIBOR, as indicated on the face hereof or in the Pricing Supplement, EURIBOR Notes shall bear interest at the rates (calculated with reference to EURIBOR and the Spread and/or Spread Multiplier, if any) specified in the Pricing Supplement.

Unless otherwise specified in the Pricing Supplement, “EURIBOR” shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a “EURIBOR” Interest Determination Date”), in accordance with the following provisions:

(a) The rate for deposits in Euro as sponsored, calculated and published jointly by the European Banking Federation and ACI — The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the Index Maturity specified in the Pricing Supplement, commencing on the Interest Reset Date, as that rate appears on Moneyline Telerate, Inc. (or any successor service) on page 248 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 248”) as of 11:00 a.m. Brussels time, on the EURIBOR Interest Determination Date.

(b) If the rate referred to in clause (a) above does not appear on CMT Moneyline Telerate Page 248, or is not so published by 11:00 a.m. Brussels time, on the EURIBOR Interest Determination Date, EURIBOR for such EURIBOR Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market, in the European interbank market, to provide the Calculation Agent with its offered quotation for deposits in Euro for the period of the Index Maturity designated in the Pricing Supplement, commencing on the Interest Reset Date, to prime banks in the Euro-zone interbank market at approximately 11:00 a.m., Brussels time, on the EURIBOR Interest Determination Date and in a principal amount not less than the equivalent of US$1,000,000 in Euros that is representative for a single transaction in Euro in such market at such time.

(c) If fewer than two quotations referred to in clause (b) above are so provided, the rate on the EURIBOR Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date by four major banks in the Euro-zone for loans in Euro to leading European banks, having the Index Maturity designated in the Pricing Supplement, commencing on the Interest Reset Date and in principal amount not less than the equivalent of US$1,000,000 in Euros that is representative for a single transaction in Euro in such market at such time.

(d) If the banks so selected by the Calculation Agent are not quoting as mentioned in clause (c) above, EURIBOR determined as of such EURIBOR Interest Determination Date will be EURIBOR in effect on such EURIBOR Interest Determination Date.

“Euro-zone” means the region comprised of member states of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union (the “Maastricht Treaty”).

Determination of LIBOR. If an Interest Rate Basis for this Note is LIBOR, as indicated on the face hereof or in the Pricing Supplement, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a “LIBOR Interest Determination Date”), in accordance with the following provisions:

(a) with respect to any LIBOR Interest Determination Date, LIBOR will be either: (i) if “LIBOR Reuters” is specified on the face hereof or in the Pricing Supplement, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the applicable Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 a.m., London time, on that LIBOR Interest Determination Date, or (ii) if “LIBOR Moneyline Telerate” is specified on the face hereof or in the Pricing Supplement or if neither “LIBOR Moneyline Telerate” nor

“LIBOR Reuters” is specified as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof or in the Pricing Supplement, commencing such Interest Reset Date, that appears on the Designated LIBOR Page specified on the face hereof or in the Pricing Supplement, as of 11:00 a.m., London time, on that LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.

(b) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in clause (a) above, the Calculation Agent will request the principal London offices of each of four major reference banks (which may include affiliates of the Dealers) in the London interbank market, as selected by the Calculation Agent (“Reference Banks”), to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity designated on the face hereof or in the Pricing Supplement, commencing on the applicable Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center, on that LIBOR Interest Determination Date by three major banks (which may include affiliates of the Dealers) in the applicable Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks having the Index Maturity designated on the face hereof or in the Pricing Supplement and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the rate of LIBOR in effect on such LIBOR Interest Determination Date.

“Designated LIBOR Currency” means the currency specified on the face hereof or in the Pricing Supplement as to which LIBOR shall be calculated. If no such currency is specified on the face hereof or in the Pricing Supplement, the Designated LIBOR Currency shall be United States dollars.

“Designated LIBOR Page” means either (a) if “LIBOR Reuters” is specified on the face hereof or in the Pricing Supplement, the display on the Reuters Monitor Money Rates Service (or any successor service) for the purpose of displaying London interbank offered rates of major banks for the applicable Designated LIBOR Currency, or (b) if “LIBOR Moneyline Telerate,” is specified on the face hereof or in the Pricing Supplement, or neither “LIBOR Reuters” nor “LIBOR Moneyline Telerate” is specified as the method for calculating LIBOR, the display on Moneyline Telerate, Inc. (or any successor service) for the purpose of displaying London interbank rates of major banks for the applicable Designated LIBOR Currency.

“Principal Financial Center” will generally be the capital city of the country of the specified Designated LIBOR Currency, except that with respect to U.S. dollars, Swiss francs and Euros, the Principal Financial Center shall be The City of New York, Zurich and the Euro-Zone, respectively.

Determination of CD Rate. If an Interest Rate Basis for this Note is the CD Rate, as indicated on the face hereof or in the Pricing Supplement, the CD Rate shall be determined as of the applicable Interest Determination Date (a “CD Rate Interest Determination Date”) as the rate on such date for negotiable United States dollar certificates of deposit having the Index Maturity specified in the applicable Pricing Supplement as published in H.15(519) under the heading “CDs (secondary market)” or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity specified in the applicable Pricing Supplement as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “CDs (secondary market).” If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Dealers or their affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Pricing Supplement in an amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such CD Rate Interest Determination Date will be the CD Rate in effect on such CD Rate Interest Determination Date.

Determination of Prime Rate. If an Interest Rate Basis for this Note is the Prime Rate, as indicated on the face hereof or in the Pricing Supplement, the Prime Rate shall be determined as of the applicable Interest Determination Date (a “Prime Rate Interest Determination Date”) as the rate on such date as such rate is published in H.15(519) under the heading “Bank Prime Loan”. If such rate is not published prior to 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the heading “Bank Prime Loan”. If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page (as defined below) as such bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME 1 Page for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include affiliates of the Dealers) in The City of New York selected by the Calculation Agent; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

“Reuters Screen USPRIME 1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the “USPRIME 1” page (or such other page as may replace the USPRIME 1 page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate. If an Interest Rate Basis for this Note is the Treasury Rate, as specified on the face hereof or in the Pricing Supplement, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a ‘Treasury Rate Interest Determination Date”) as the rate from the auction held on such Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the United States (“Treasury Bills”) having the Index Maturity specified on the face hereof or in the Pricing Supplement under the heading “INVESTMENT RATE” on the display on Moneyline Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace such page on such service), (“Moneyline Telerate Page 56”) or page 57 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 57”), or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/Treasury Bills/Auction High”, or if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield, of the auction rate of such Treasury Bills as announced by the United States Department of Treasury. In the event that the auction rate of Treasury Bills having the Index Maturity specified in the applicable Pricing Supplement is not so announced by the United States Department of the Treasury, or if no such Auction is held, then the Treasury Rate will be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable Pricing Supplement as published in H.15(519) under the caption “U.S. Government Securities/Treasury Bills/Secondary Market” or, if not yet published by 3:00 P.M., New York City tune, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. Government Securities/Treasury Bills/Secondary Market.” If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source, then the Treasury Rate will be calculated by the Calculation Agent and will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers (which may include the Dealers or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable Pricing Supplement; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

	D x N	x 100
Bond Equivalent Yield =	360 - (D x M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Unless otherwise specified on the face hereof or in the Pricing Supplement, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof or in the Pricing Supplement, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified on the face hereof or in the Pricing Supplement is “30/360” for the period specified thereunder, or by dividing the applicable per annum interest rate by 360 if the Day Count Convention specified on the face hereof or in the Pricing Supplement is “Actual/360” for the period specified thereunder, or by dividing the applicable per annum interest rate by the actual number of days in the year if the Day Count Convention specified on the face hereof or in the Pricing Supplement is “Actual/Actual” for the period specified thereunder. If no Day Count Convention is specified on the face hereof or in the Pricing Supplement, the interest factor for each day in the relevant Interest Period shall be computed, if an Interest Rate Basis specified on the face hereof or in the Pricing Supplement is the CMT Rate or Treasury Rate or if the Specified Currency indicated on the face hereof or in the Pricing Supplement is Sterling, as if “Actual/Actual” had been specified thereon and, in all other cases, as if “Actual/360” had been specified thereon. Unless otherwise specified on the face hereof or in the Pricing Supplement, if interest on this Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof or in the Pricing Supplement, the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

Unless otherwise specified on the face hereof or in the Pricing Supplement, if “Reference Rate Determination” is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, the “Calculation Date”, if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Issuer. The determination of any interest rate by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding upon the holder hereof.

All percentages resulting from any calculation on this Note be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655) and 9.876544% (or 0.09876544) would be rounded to 9.87654% (or 0.0987654)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent or, if the Specified Currency is other than U.S. dollars, to the nearest unit (with one-half cent or unit being rounded upward).

At the request of the holder hereof, the Calculation Agent shall provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective for the next Interest Period.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Redemption for Tax Reasons

The Issuer may redeem this Note in whole but not in part at any time at a redemption price equal to the principal amount thereof (or, in the case of an Original Issue Discount Note, the Amortized Face Amount thereof determined as of the date of redemption), together, if appropriate, with accrued interest to but excluding the date fixed for redemption, if the Issuer shall determine, based upon a written opinion of independent counsel selected by the Issuer, that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) or any change in application or official interpretation of such laws, regulations or rulings of any Relevant Taxing Jurisdiction (as defined below) or any political subdivision or taxing authority thereof or therein affecting taxation, which amendment or change is effective on or after the Original Issue Date of this Note, the Issuer or the Guarantor would be required to pay Additional Amounts (as defined below) on the occasion of the next payment due with respect to this Note.

Notice of intention to redeem this Note will be given at least once as described herein not less than 30 days nor more than 60 days prior to the date fixed for redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the effective date of such change or amendment and that at the time notice of such redemption is given, such obligation to pay such Additional Amounts (as defined below) remains in effect and cannot be avoided by the Issuer’s taking reasonable measures available to it. From and after any redemption date (each, a “Redemption Date”), if monies for the redemption of this Note shall have been made available for redemption on such Redemption Date, this note shall cease to bear interest, if applicable, and the only right of the holder of this Note shall be to receive payment of the principal amount thereof (or, in the case of an Original Issue Discount Note, the Amortized Face Amount thereof) and, if appropriate, all unpaid interest accrued to such Redemption Date. Unless otherwise specified in the Pricing Supplement, the Redemption Date with respect to any Floating Rate Note will be an Interest Payment Date.

Redemption at the Option of the Issuer

Unless otherwise specified on the face hereof or in the Pricing Supplement, this Note will not be subject to any sinking fund. This Note may be redeemed by the Issuer either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof or in the Pricing Supplement. If no Initial Redemption Date is specified on the face hereof or in the Pricing Supplement, this Note may not be redeemed prior to the Maturity Date except as provided below in the event that any Additional Amounts (as defined below) are required to be paid by the Issuer with respect to this Note. On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of US$1,000 (or, if the Specified Currency indicated on the face hereof is other than the U.S. dollar, in such Authorized Denominations specified on the face hereof or in the Pricing Supplement) at the option of the Issuer at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the Redemption Date, on written notice given not more man 60 nor less than 30 calendar days prior to the Redemption Date (unless otherwise specified on the face hereof or in the Pricing Supplement); provided, however, that, in the event of redemption of this Note in part only, the unredeemed portion hereof shall be an Authorized Denomination specified on the face hereof or in the Pricing Supplement. In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof or in the Pricing Supplement of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof or in the Pricing Supplement by the Annual Redemption Percentage Reduction, if any, specified on the face hereof or in the Pricing Supplement, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

Repayment at the Option of the Holder

If this Note is a Senior Note, this Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof or in the Pricing Supplement. If no Holder’s Optional Repayment Date is specified on the face hereof or in the Pricing Supplement or if this Note is a Subordinated Note, this Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder’s Optional Repayment Date, this Note will be repayable in whole or in part in increments of US$1,000 (or, if the Specified Currency indicated on the face hereof is other than the U.S. dollar, in such Authorized Denominations specified on the face hereof or in the Pricing Supplement) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment; provided, however, that, in the event of repayment of this Note in part only, the unrepaid portion hereof shall be an Authorized Denomination specified on the face hereof or in the Pricing Supplement. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Global Agent at the address set forth on such form or at such other address which the Issuer shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 days prior to such Holder’s Optional Repayment Date unless otherwise specified on the face hereof or in the Pricing Supplement. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

Additional Amounts

All payments of principal, premium, if any, and interest with respect to this Note will be made without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied within a Relevant Taxing Jurisdiction (as defined below) unless that withholding or deduction is required by law. If a withholding or deduction is required by law, the Issuer or the Guarantor, as the case may be, will pay to the holder hereof on behalf of an owner of a beneficial interest herein (an “Owner”) such additional amounts (“Additional Amounts”) as may be necessary in order that every net payment of principal, of premium, if any, or interest made to the holder hereof on behalf of such Owner, after such deduction or other withholding for or on account of any present or future tax, assessment, duty or other governmental charge of any nature whatsoever imposed, levied or collected by or on behalf of the jurisdiction under the laws of which the Issuer or the Guarantor, as the case may be, is organized (or any political subdivision or taxing authority of or in that jurisdiction having the power to tax), or any jurisdiction from or through which any amount is paid by the Issuer or the Guarantor, as the case may be (or any political subdivision or taxing authority of or in that jurisdiction having the power to tax) (each a “Relevant Taxing Jurisdiction”), will not be less than the amount provided for in this Note with respect to such Owner’s interest; provided, however, that neither the Issuer nor the Guarantor shall be required to make any payment of Additional Amounts for or on account of:

(a) any tax, fee, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Owner (or between a fiduciary, settlor, beneficiary, member or shareholder, if such Owner is an estate, trust, partnership or corporation) and a Relevant Taxing Jurisdiction (other than a connection resulting solely from such Owner holding this Note), including, without limitation, such Owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been present, carrying on or engaged in trade or business therein or having or having had a permanent establishment or fixed basis therein, or (ii) the presentation of this Note for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(b) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

(c) any tax, fee, duty, assessment or other governmental charge imposed by reason of such Owner’s past or present status as a personal holding company, foreign personal holding company or controlled foreign corporation with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax;

(d) any tax, fee, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments of principal or interest with respect to this Note;

(e) any tax, fee, duty, assessment or other governmental charge imposed on interest received by anyone who owns (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Guarantor;

(f) any tax, fee, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence, identity or connection with any Relevant Taxing Jurisdiction of the Owner of such Note, if such compliance is required by statute or by regulation of any Relevant Taxing Jurisdiction as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(g) any tax, fee, duty, assessment or other governmental change where such withholding or deduction is imposed on a payment to a holder who would be able to avoid such withholding or deduction by presenting the relevant Note to another Paying Agent in a Member State of the European Union;

(h) any withholding or deduction which is imposed on a payment to an individual and which is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27,2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(i) any combination of items (a), (b), (c), (d), (e), (f), (g) and (h);

nor shall Additional Amounts be paid to any holder of this Note on behalf of any Owner who is a fiduciary or partnership or other than the sole Owner to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or Owner would not have been entitled to payment of the Additional Amounts had such beneficiary, settlor, member or Owner been the sole Owner of this Note.

Whenever in this Note there is mentioned, in any context, the payment of the principal of, or premium, if any, or interest on, or in respect of, this Note, such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Note and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

Except as specifically provided herein or in the Pricing Supplement, (i) neither the Issuer nor any Paying Agent shall be required to make any payment with respect to any tax, fee, duty, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein; (ii) a Paying Agent on behalf of the Issuer shall have the right, but not the duty, to withhold from any amounts otherwise payable to a holder of this Note such amount as is necessary for the payment of any such taxes, fees, duties, assessments or other governmental charges; and (iii) if such an amount is withheld, the amount payable to the holder of this Note shall be the amount otherwise payable reduced by the amount so withheld.

Events of Default: Acceleration of Maturity

“Senior Note” means any Note issued pursuant to the Issuer’s Global Note program which is identified on its face as a senior note.

“Subordinated Note” means any Note issued pursuant to the Issuer’s Global Note program which is identified on its face as a subordinated note.

Senior Notes. If this Note is a Senior Note, the occurrence of any of the following events shall constitute an “Event of Default” with respect to this note:

(i)	default in the payment of any interest (including any Additional Amounts) with respect to this Note when due, which continues for 30 days;

(ii)	default in the payment of any principal of, or premium, if any, on, any of this Note when due;

(iii)	default in the performance of any covenant or agreement of the Issuer contained in this Note, which continues for 90 days after written notice (as provided herein) to the Issuer and the Global Agent by the holder hereof, specifying such default or breach and requiring it remedied;

(iv)	if (A) an order is made against the Issuer under any applicable liquidation, insolvency, composition, reorganization or other similar laws, or an order is made for the appointment of an administrative or other receiver, manager, administrator or other similar official, or an administrative or other receiver, manager, administrator or other similar official is appointed, in relation to the Issuer, or as the case may be, in relation to the whole or substantially the whole of the undertaking or assets of the Issuer, or an encumbrancer takes possession of the whole or substantially the whole of the undertaking or assets of the Issuer, or a distress, execution, attachment, sequestration or other process is levied, enforced upon, sued out or put in force against the whole or substantially the whole of the undertaking or assets of the Issuer and (B) in any case is not discharged within 60 days;

(v)	the Issuer initiates or consents to judicial proceedings relating to itself under any applicable liquidation, insolvency, composition, reorganization or other similar laws;

(vi)

the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Guarantor, or of substantially all of the property of the Guarantor, or ordering the winding up or liquidation of the affairs of the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

(vii)	the commencement by the Guarantor of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Guarantor to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Guarantor or of substantially all of the property of the Guarantor, or the making by the Guarantor of an assignment for the benefit of creditors, or the taking of corporate action by the Guarantor in furtherance of any such action.

If an Event of Default shall occur and be continuing, the holder of this Senior Note may declare the principal amount of, and accrued interest and premium, if any, on, this Senior Note due and payable immediately by written notice to the Issuer and the Global Agent. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Senior Note may be waived by the holder hereof.

Subordinated Notes. If this Note is a Subordinated Note, the occurrence of any of the following events shall constitute an “Event of Default” with respect to this note:

(i)	If default is made in the payment of principal, premium (if any) or interest due in respect of the Notes and such default continues for a period of 30 days, any holder of the Notes may without further notice institute proceedings for the winding up of the Issuer in England and/or Wales (but not elsewhere) or (to the extent permitted by applicable laws or regulations) for the winding-up of the Guarantor in the United States (but not elsewhere) or submit a claim in the winding-up of the Issuer or the Guarantor (whether in England and/or Wales or, as the case may be, the United States or elsewhere), but may take no further action against the Issuer or take any action to wind up the Guarantor in respect of such default.

Under the United States Federal Deposit Insurance Act, currently only the Federal Deposit Insurance Corporation has the authority to wind up the Guarantor.

(ii)	If, otherwise than for the purposes of a reconstruction or amalgamation on terms previously approved by an Extraordinary Resolution (as defined below) of the holders of the Notes, an order is made or an effective resolution is passed for the winding up of the Issuer or the Guarantor (whether in England and/or Wales or, as the case may be, in the United States or elsewhere), any holder of Notes may give notice to the Issuer that the Notes are, and they shall accordingly thereby forthwith become immediately due and repayable, together with accrued interest (if any) as provided in the Notes. In the case of a winding up of the Guarantor, the Notes shall become immediately and automatically due and payable without any declaration or other notice to the Issuer or the Guarantor or any other formality required.

For purposes of this Note, the term “Extraordinary Resolution” shall mean (a) a resolution passed at a meeting of the holders of the Notes duly convened and held by a majority consisting of not less than three-fourths of the persons voting at such meeting upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll; or (b) a resolution in writing signed by or on behalf of all holders of Notes, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the holders of the Notes.

(iii)	Without prejudice to paragraph (i) or (ii) above, if the Issuer or the Guarantor fails to perform, observe, or comply with any obligation, condition or provision binding on it under the Agency Agreement or the Notes (other than any obligation of the Issuer or the Guarantor for the payment of any principal, premium, if any, or interest in respect of the Notes) and such failure continues for more than 10 days following service by any holder of Notes on the Issuer or the Guarantor (as the case may be) of notice requiring the same to be remedied the holder of Notes may without further notice, institute such proceedings against the Issuer or the Guarantor (as the case may be) as it may think fit to enforce such obligation, condition or provision provided that neither the Issuer nor the Guarantor shall as a consequence of such proceedings be obliged to pay any sum or sums representing or measured by reference to principal or interest in respect of the Notes sooner than the same would otherwise have been payable by it or any damages.

(iv)

No remedy against the Issuer or the Guarantor, other than as referred to in this section “Events of Default; Acceleration of Maturity — Subordinated Notes’” shall be available to the holders of Notes whether for the recovery of amounts owing in respect of the Notes or in respect of any breach of the

Issuer or the Guarantor of any of its other obligations under or in respect of the Notes.

Status of the Notes and Subordination

(a) Status of the Senior Notes

If the Notes are specified as Senior Notes on the face thereof, the Notes are direct, unconditional, unsubordinated and unsecured obligations of the Issuer and rank, pari passu among themselves and (save for certain obligations required to be preferred by law) equally with all other unsecured obligations (other than subordinated obligations, if any) of the Issuer, from time to time outstanding.

(b) Status and Subordination of the Subordinated Notes.

If the Notes are specified as Subordinated Notes on the face thereof, the Notes constitute unsecured obligations of the Issuer and rank pari passu without preference among themselves and other Subordinated Notes and the claims of the holders of the Notes will, in the event of the winding up of the Issuer, be subordinated in right of payment in the manner provided in the Notes to claims of all Senior Creditors of the Issuer. “Senior Creditors of the Issuer” means all unsubordinated creditors of the Issuer.

(i)	In the event of the winding up of the Issuer, all amounts in respect of the Notes paid to either the London Paying Agent (as defined in the Agency Agreement), or, as the case may be, the NY Paying Agent (as defined in the Agency Agreement) by the liquidator of the Issuer in the winding up of the Issuer shall be held by the London Paying Agent, or, as the case may be, the NY Paying Agent upon trust;

(A) first for payment or satisfaction of all amounts then due and owing to the Agents under Sections 21 and 22 of the Agency Agreement;

(B) secondly for payment of claims of all Senior Creditors of the Issuer in the winding up of the Issuer to the extent that such claims are admitted to proof in the winding up (not having been satisfied out of the other resources of the Issuer) excluding interest accruing after commencement of the winding up; and

(C) thirdly as to the balance (if any) for payment pari passu and rateably of the amounts owing on or in respect of the Notes.

(ii)

The trust secondly mentioned in paragraph (i) of this section may be performed by the London Paying Agent, or, as the case may be, the NY Paying Agent paying over to the liquidator for the time being in the winding up of the Issuer the amounts received by the London Paying Agent, or, as the case may be, the NY Paying Agent as aforesaid (less any amounts thereof applied in the implementation of the trust first mentioned in paragraph (i) of this section) on terms that such liquidator shall distribute the same accordingly and the receipt of such liquidator for the same shall be a good discharge to the London Paying Agent, or, as the case may be, the NY Paying Agent for the performance by it of the trust secondly mentioned in paragraph (i) of this section.

(iii)	The London Paying Agent, or, as the case may be, the NY Paying Agent shall be entitled and it is hereby authorized to call for and to accept as conclusive evidence thereof a certificate from the liquidator for the time being of the Issuer as to:

(A) the amount of the claims of the Senior Creditors of the Issuer referred to in paragraph (i) of this section;

(B) the persons entitled thereto and their respective entitlements; and

(iv)	The perpetuity period for the purposes of the trusts mentioned in this subclause (b) shall be 80 years from the date of this Note.

(v)	The trust hereby established shall be governed in accordance with the provisions of Schedule 1 to the Agency Agreement.

In relation to Subordinated Notes of the Issuer, subject to applicable law, no holder of a Note may exercise or claim any right of set-off in respect of any amount owed to it by the Issuer arising under or in connection with the Notes and each holder of a Note shall, be virtue of his subscription purchase or holding of any Subordinated Note be deemed to have waived all such rights of set-off.

Transfer Certificates

A beneficial interest in a Restricted Note (as defined in the Agency Agreement) may be exchanged for an interest in an Unrestricted Note (as defined in the Agency Agreement) whether before or after the expiration of the Distribution Compliance Period (as defined in the Agency Agreement), only upon receipt by the Transfer Agent of a written certificate of the beneficial owner as set forth in Exhibit D-l to the Agency Agreement

A Definitive Note (as defined in the Agency Agreement) bearing the Restricted Note Legend (as defined in the Agency Agreement) maybe transferred to a person who takes delivery in the form of a Definitive Note not bearing the Restricted Note legend only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor as set forth in Exhibit D-l to the Agency Agreement.

A beneficial interest in a Unrestricted Note may be transferred to a person who takes delivery in the form of an interest in a Restricted Note whether before or after the expiration of the Distribution Compliance Period, only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor as set forth in Exhibit D-2 to the Agency Agreement.

A Definitive Note not bearing the Restricted Note Legend may be transferred to a person who takes delivery in the form of a Definitive Note bearing the Restricted Note legend only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor as set forth in Exhibit D-2 to the Agency Agreement.

A Definitive Note bearing the Restricted Note Legend may be transferred to a person who takes delivery in the form of a Definitive Note bearing the Restricted Note legend only upon receipt by the Transfer Agent of a written certificate on behalf of the transferor as set forth in Exhibit D-2 to the Agency Agreement.

Notes Beneficially Owned by Persons Not OIB/OPs.

(a) Notwithstanding anything to the contrary elsewhere in this Note or the Agency Agreement, any transfer of a beneficial interest in any Restricted Notes to a Non-Permitted Holder shall be null and void and any such purported transfer of which the Issuer or the Transfer Agent shall have notice may be disregarded by the Issuer and the Transfer Agent for all purposes.

(b) If any Non-Permitted Holder shall become the beneficial owner of any Restricted Note, the Issuer shall, promptly after discovery that such Person is a Non-Permitted Holder by the Issuer or the Transfer Agent (and notice by the Transfer Agent to the Issuer, if the Transfer Agent makes the discovery), send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its interest to a Person that is not a Non-Permitted Holder within 30 days of the date of such notice. If such Non-Permitted Holder fails to so transfer its Restricted Notes, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Restricted Notes or interest in Restricted Notes to a purchaser selected by the Issuer that is a not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer, or the Transfer Agent acting on behalf of the Issuer, may select the purchaser by soliciting one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Restricted Notes, and selling such Restricted Notes to the highest such bidder. However, the Issuer or the Transfer Agent may select a purchaser by any other means determined by it in its sole discretion. The holder of each Restricted Note, the Non-Permitted Holder and each other Person in the chain of title from the holder to the Non Permitted Holder, by its acceptance of an interest in the Restricted Notes, agrees to cooperate with the Issuer and the Transfer Agent to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale, shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under this subsection shall be determined in the sole discretion of the Issuer, and the Issuer shall not be liable to any Person having an interest in the Notes sold as a result of any such sale or the exercise of such discretion.

Information

For so long as any of the Notes remain Outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will furnish to any holder of a Note or any owner of a beneficial interest in a Global Note, or any prospective purchaser of a Note designated by such holder or beneficial owner, who is a QIB, or to the Registrar or London Issuing Agent, as the case may be, for delivery to such holder or beneficial owner or prospective purchaser, as the case may be, in connection with any sale thereof, in each case at the holder’s or such purchaser’s written request to the Issuer, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act, unless the Issuer is subject to and is in compliance with Section 13 or 15(d) of the Exchange Act or exempt from reporting under the Exchange Act pursuant to Rule 12g3-2(b) thereunder.

Judgment Currency

The Issuer shall make any payment required to be made by it under this Note in the currency of this Note. The Issuer’s liability to provide payment under this Note will not be discharged or satisfied by any tender or recovery under any judgment expressed in or converted into a currency other than the Specified Currency as indicated on the face of this Note (the “Other Currency”) except to the extent the tender or recovery results in the effective receipt by the holder of this Note of the full amount of the Specified Currency so payable, based on the rate of exchange in effect on the date of receipt. Accordingly, the Issuer will be liable to the holder of this Note in an additional cause of action to recover in the Other Currency the amount (if any) by which that effective receipt falls short of the full amount of the Specified Currency so payable, without being affected by any judgment obtained for any other sums due.

Submission to Jurisdiction

The Issuer irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any federal or state court in the State of New York, County of New York to settle any disputes which may arise out of or in connection with this Note and, accordingly, agrees that any suit, action or proceedings (together referred to as “Proceedings”) arising out of or in connection with it may be brought in those courts. The Issuer irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Proceedings in those courts and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Proceedings have been brought in an inconvenient forum and irrevocably agrees that a judgment in any Proceedings brought in the courts of New York shall be conclusive and binding upon the Issuer. Nothing contained in this Note limits any right to take Proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not. The Issuer irrevocably designates, appoints and empowers MBNA America Bank, National Association, 1100 North King Street, Wilmington, Delaware 19884-2721, Attention: Treasurer (or any successor thereof) as its designee, appointee and authorized agent to receive for and on its behalf service of any and all legal processes, summons, notices and documents that may be served in any Proceedings brought against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement, and that may be made on such designee, appointee and authorized agent in accordance with legal procedures prescribed for such courts, and it is understood that the designation and appointment of MBNA America Bank as such authorized agent shall become effective immediately without any further action on the part of the Issuer, represents that it has notified MBNA America Bank of such designation and appointment and that MBNA America Bank has accepted the same. The Issuer further agrees that, to the extent permitted by law, proper service of process upon MBNA America Bank (or its successors as agent for service of process) and written notice of said service to them given pursuant to this Note, shall be deemed in every respect effective service of process upon the Issuer, in any such Proceeding. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, the Issuer agrees to designate a new designee, appointee and agent in The City of New York, New York on the terms and for the purposes of this Note. The Issuer further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such Proceeding against it by serving a copy thereof upon the relevant agent for service of process referred to in this Note (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) and by mailing copies thereof by registered or certified air mail, postage prepaid, to the Issuer at its address specified in this Note. The Issuer agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service of any judgment rendered in any action or proceeding based thereon.

Miscellaneous

Notwithstanding anything to the contrary contained herein, if this Note is identified as an Original Issue Discount Note on the face hereof or in the Pricing Supplement, the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to (i) the Amortized Face Amount (as defined below) as of the date of such event, plus (ii) with respect to any redemption of this Note (other than as provided above in the event that Additional Amounts are required to be paid by the Issuer with respect to this Note), the Initial Redemption Percentage specified on the face hereof or in the Pricing Supplement (as adjusted by the Annual Redemption Percentage Reduction, if any) minus 100% multiplied by the Issue Price specified on the face hereof or in the Pricing Supplement, net of any portion of such Issue Price which has been paid prior to the date of redemption, or the portion of the Issue Price (or the net amount) proportionate to the portion of the unpaid principal amount to be redeemed, plus (iii) any accrued interest to the date of such event the payment of which would constitute qualified stated interest payments within the meaning of U.S. Treasury Regulations Section 1.1273-l(c) under the Code. The “Amortized Face Amount” shall mean an amount equal to (i) the Issue Price plus (ii) the aggregate portions of the original issue discount (the excess of the amounts considered as part of the “stated redemption price at maturity” of this Note within the meaning of Section 1273(a)(2) of the Code, whether denominated as principal or interest, over the Issue Price) which shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of this Note to the date of determination, minus (iii) any amount considered as part of the “stated redemption price at maturity” of this Note which has been paid from the date of issue to the date of determination.

As used herein, “Business Day” means, unless otherwise specified on the face hereof or in the Pricing Supplement, any day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in The City of New York and The City of London. As used herein, “London Business Day” means any day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments hi London.

Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Issuer or by the Global Agent in pursuance of such action.

In case any Note shall at any time become mutilated, defaced, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Issuer and the Registrar or London Issuing Agent, as the case may be, and such other documents or proof as may be required by the Issuer and the Registrar or London Issuing Agent, as the case may be, shall be delivered to the Registrar or London Issuing Agent, as the case may be, the Registrar or London Issuing Agent, as the case may be, shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Issuer and the Registrar or London Issuing Agent, as the case may be, that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Issuer. Upon the issuance of any substituted Note, the Issuer may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, defaced, destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Notes are issued and to be issued subject to, and with the benefit of, the provisions of the Agency Agreement. The Notes may be amended by the Issuer, and the Agency Agreement may be amended by the Issuer and the Global Agent, (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein, (ii) to make any further modifications of the terms of the Agency Agreement necessary or desirable to allow for the issuance of any additional Notes (which modifications shall not be materially adverse to holders of outstanding Notes) or (iii) in any manner which the Issuer (and, in the case of the Agency Agreement, the Global Agent) may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the Notes to all of which each holder of Notes shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the holders of at least 66 2/3% of the principal amount of the Notes to be affected thereby, the Issuer and the Global Agent may from time to time and at any time enter into agreements modifying or amending the Agency Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Agency Agreement.

No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, and any Additional Amounts with respect to, this Note in the Specified Currency indicated on the face hereof (of if no such currency is designated, as provided herein, in U.S. dollars) at the times, places and rate herein prescribed.

No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Global Agent, the NY Paying Agent, the Registrar, the London Paying Agent, the Luxembourg Paying Agent and the Transfer Agent (collectively, together with any successors thereto, the “Agents”) or any agent of the Issuer or the Agents may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Agents nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Issuer under this Note shall be in writing and addressed to the Issuer c/o MBNA Europe Bank Limited, Chester Business Park Chester CH4 9FB, United Kingdom, Attention: Treasurer, or to such other address of the Issuer as the Issuer may notify the holders of the Notes.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Issuer to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at

_______________________________________________________________________________________________.

(Please print or typewrite name and address of the undersigned)

For this Note to be repaid, if this Note is in definitive form, the undersigned must give to the NY Paying Agent at Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005 United States, attention: Trust and Securities Services or at such other place or places of which the Issuer shall from time to time notify the holders of the Notes, not more than 60 days nor less than 30 days prior to the date of repayment, this Note with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of US$1,000, or equivalent denominations in other currencies) which the holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination specified on the face of the within Note) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

US$
Signature

Dated:	NOTICE: The signature on this “Option to Elect Repayment” form must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

EXHIBIT D-l

FORM OF CERTIFICATION TO BE DELIVERED IN CONNECTION WITH

(1) EXCHANGES OR TRANSFERS OF INTERESTS IN THE RESTRICTED

GLOBAL NOTES FOR INTERESTS IN THE UNRESTRICTED GLOBAL NOTES

AND (2) EXCHANGES OR TRANSFERS OF INDIVIDUAL DEFINITIVE

CERTIFICATES BEARING THE RESTRICTED NOTE LEGEND FOR INDIVIDUAL

DEFINITIVE CERTIFICATES NOT BEARING THE RESTRICTED NOTE LEGEND

MBNA EUROPE FUNDING PLC (“the Issuer”)

Notes issued pursuant to the Global Note Program (the “Notes”)

FOR EXCHANGE OR TRANSFER OF (1) AN INTEREST IN THE RESTRICTED GLOBAL NOTES OR (2) A NOTE REPRESENTED BY AN INDIVIDUAL DEFINITIVE

CERTIFICATE BEARING THE RESTRICTED NOTE LEGEND:

We propose to exchange or transfer US$[            ] principal amount of Notes represented by the Restricted Global Note (CUSIP No. [                    ], ISIN No. [                    ], Common Code No. [                     ]) held by DTC in the name of [insert name of transferor] for Notes, or to a person who wishes to acquire such Notes, represented by the Unrestricted Global Note (CUSIP No. [                    ], ISIN No. [                    ], Common Code No. [                    ] ) held by [DTC][Euroclear][Clearstream].

OR

We propose to exchange or transfer US$[            ] principal amount of Notes represented by an individual definitive Certificate bearing the Restricted Note Legend and registered in the name of [insert name of transferor] for Notes, or to a person who wishes to acquire such Notes, represented by an individual definitive Certificate not bearing the Restricted Note Legend.

AND

We confirm that such Notes have been offered and sold in an offshore transaction to a non-U.S. person as defined in, and in accordance with, Regulation S (“Regulation S”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

FOR ISSUANCE OF AN INDIVIDUAL DEFINITIVE CERTIFICATE NOT BEARING THE RESTRICTED NOTE LEGEND:

Accordingly, we request that you issue a Certificate in respect of such Notes bearing the Unrestricted Note Legend rather than the Restricted Note Legend.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer. Terms used in this certificate have the meanings set forth in

D-1-1

Regulation S and capitalized terms not otherwise defined herein have the meanings given to them in the Agency Agreement.

Very truly yours,

[insert name of transferor]

By:
Authorized Signatory

D-1-2

EXHIBIT D-2

FORM OF CERTIFICATION TO BE DELIVERED IN CONNECTION

WITH (1) EXCHANGES OR TRANSFERS OF INTERESTS IN THE

UNRESTRICTED GLOBAL NOTES FOR INTERESTS IN THE RESTRICTED

GLOBAL NOTES, (2) EXCHANGES OR TRANSFERS OF INDIVIDUAL DEFINITIVE

CERTIFICATES NOT BEARING THE RESTRICTED NOTE LEGEND FOR INDIVIDUAL

DEFINITIVE CERTIFICATES BEARING THE RESTRICTED NOTE LEGEND AND (3)

EXCHANGES OR TRANSFERS OF INDIVIDUAL DEFINITIVE CERTIFICATES

BEARING THE RESTRICTED NOTE LEGEND FOR INDIVIDUAL DEFINITIVE

CERTIFICATES BEARING THE RESTRICTED NOTE LEGEND

MBNA EUROPE FUNDING PLC (“the Issuer”)

Notes issued pursuant to the Global Note Program (the “Notes”)

FOR EXCHANGE OR TRANSFER OF (1) AN INTEREST IN THE UNRESTRICTED GLOBAL NOTES, (2) A NOTE REPRESENTED BY AN INDIVIDUAL DEFINITIVE CERTIFICATE NOT BEARING THE RESTRICTED NOTE LEGEND OR (3) A NOTE REPRESENTED BY AN INDIVIDUAL DEFINITIVE CERTIFICATE BEARING THE RESTRICTED NOTE LEGEND:

We propose to exchange or transfer US$[            ] principal amount of Notes represented by the Unrestricted Global Note held in the name of [insert name of transferor] for Notes, or to a person who wishes to acquire such Notes, represented by the Restricted Global Note (CUSIP No. [                    ], ISIN No. [                    ], Common Code No. [                    ]).

OR

We propose to exchange or transfer US$[            ] principal amount of Notes represented by an individual definitive Certificate which does not bear the Restricted Note Legend and registered in the name of [insert name of transferor] for Notes, or to a person who wishes to acquire such Notes, represented by an individual definitive Certificate bearing the Restricted Note Legend.

OR

We propose to exchange or transfer US$[                    ] principal amount of Notes represented by an individual definitive Certificate bearing the Restricted Note Legend and registered in the name of [insert name of transferor] for Notes, or to a person who wishes to acquire such Notes, represented by an individual definitive Certificate bearing the Restricted Note Legend.

D-2-1

AND

We confirm that such notes have been offered and sold either to a Person who (A) (i) is a QIB who is also a Qualified Purchaser, (ii) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers and is not a plan referred to in Paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (iii) is aware that the sale of the Restricted Notes to it is being made in reliance on Rule 144A or another exemption from the registration requirements of the Securities Act, (iv) is aware that the Issuer will not be registered under the Investment Company Act in reliance on the exemption set forth in Section 3(c)(7) thereof, (v) is acquiring such Restricted Notes for its own account or for the account of a QIB who is also a Qualified Purchaser, as the case may be, (vi) was not formed for the purpose of investing in the Issuer or the Guarantor, (vii) will (and each account for which it is purchasing will) hold and transfer such Notes in at least the minimum principal amount of US$100,000, (viii) understands that the Issuer may receive a list of participants holding positions in the Notes from one or more book-entry depositories, and (ix) will provide notice of the transfer restrictions to any subsequent transferees or (B) is not a U.S. Person and is purchasing the Notes in an offshore transaction pursuant to Regulation S. It understands that in the event that at any time the Issuer determines or is notified that such holder was in breach, at the time given, of any of the representations set forth in this paragraph, the Issuer, the Guarantor or the Transfer Agent may consider the acquisition of the related Notes or interest in the related Notes void and require that the related Notes or such interest be transferred to a person designated by the Issuer or the Guarantor. In each of cases (A) and (B), such offer or sale is in accordance with all applicable securities laws of the states of the United States and in a minimum principal amount of US$100,000, and that (B) it has notified any subsequent purchaser of such Notes from it of the resale restrictions referred herein.

FOR ISSUANCE OF AN INDIVIDUAL DEFINITIVE CERTIFICATE BEARING THE RESTRICTED NOTE LEGEND:

Accordingly, we request that you issue a Certificate in respect of such Notes bearing the Restricted Note Legend.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer. Capitalized terms not otherwise defined herein have the meanings given to them in the Agency Agreement.

Very truly yours,

[Name of Transferor]

By:
Authorized Signatory

D-2-2

Exhibit E-1

FORM OF DTC IMPORTANT SECTION 3(c)(7) NOTICE

THE DEPOSITORY TRUST COMPANY

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name, title, Underwriting Department]

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:	Section 3(c)(7)/Rule 144A restrictions for Notes issued by MBNA Europe Funding plc

(A) CUSIP Number	[ ]

(B) Security Description	[ ]

(C) Offer Amount	US $[ ]

(D) Dealer(s)	[ ]

(E) Paying Agent	[ ]

(F) Closing Date	[ ]

Special Instructions:

See Attached Important Instructions from the Issuer.

E-1-1

[TO BE PLACED ON ISSUER LETTERHEAD]

[Title of Security]

[CUSIP]

MBNA Europe Funding plc (the “Issuer”) and the dealers, [                    ], are putting Participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above referenced security, issued by MBNA Europe Funding plc.

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940 (the “Investment Company Act”) and the exemption provided by Rule 144A under the Securities Act of 1933 (the “Securities Act”) offers, sales and resales of [insert title of securities], issued by MBNA Europe Funding plc (the “Notes”) within the United States or to U.S. Persons may only be made in minimum denominations of US $100,000 and multiples of US $1,000 in excess thereof to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“Qualified Purchasers”) within the meaning of Section 2(a)(51)(A) of the Investment Company Act. Each purchaser of the Notes represents to and agrees with the Issuer and the dealers, that

(i)	It (A) (i) is a QIB who is also a Qualified Purchaser, (ii) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers and is not a plan referred to in Paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(l)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (iii) is aware that the sale of the Notes to it is being made in reliance on Rule 144A or another exemption from the registration requirements of the Securities Act, (iv) is aware that the Issuer will not be registered under the Investment Company Act in reliance on the exemption set forth in Section 3(c)(7) thereof, (v) is acquiring such Notes for its own account or for the account of a QIB who is also a Qualified Purchaser, as the case may be, (vi) was not formed for the purpose of investing in the Issuer or the Guarantor, (vii) will (and each account for which it is purchasing will) hold and transfer such Notes in at least the minimum principal amount of US$100,000, (viii) understands that the Issuer may receive a list of participants holding positions in the Notes from one or more book-entry depositories, and (ix) will provide notice of the transfer restrictions to any subsequent transferees or (B) is not a U.S. Person and is purchasing the Notes in an offshore transaction pursuant to Regulation S. It understands that in the event that at any time the Issuer determines or is notified that such purchaser was in breach, at the time given, of any of the representations set forth in this paragraph (i), the Issuer, the Guarantor or the Transfer Agent may consider the acquisition of the related Notes or interest in the related Notes void and require that the related Notes or such interest be transferred to a person designated by the Issuer or the Guarantor.

E-1-2

(ii)	It understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act, that the Issuer has not been registered under the Investment Company Act and that the Notes may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person who it reasonably believes is a QIB who is also a Qualified Purchaser in accordance with Rule 144A and who (w) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers, (x) is not a plan referred to in Paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(l)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (y) was not formed for the purpose of investing in the Issuer or the Guarantor, and (z) is acquiring such Notes for its own account or for the account of a QIB who is also a Qualified Purchaser; or (ii) in an offshore transaction to a non-U.S. person complying with Regulation S; in each of cases (i) and (ii), in accordance with all applicable securities laws of the states of the United States and in a minimum principal amount of US$100,000, and that (B) it will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred herein. It understands that the Notes will, for so long as the Issuer is relying on Section 3(c)(7) of the Investment Company Act, bear a legend with respect to such transfer restrictions. See ‘Transfer Restrictions” in the Issuer’s Offering Circular dated September 15,2004.

(iii)	It acknowledges that the Issuer and the Transfer Agent reserve the right prior to any sale or other transfer pursuant to clause 2(A)(ii) above to require the delivery of such certifications, legal opinions and other information as the Issuer and the Transfer Agent may reasonably require to confirm that the proposed sale or other transfer complies with the foregoing restrictions.

(iv)	It will not, at any time, offer to buy or offer to sell the Notes by any directed selling efforts or by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice of other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitation or advertising.

The charter, bylaws, organizational documents or securities issuance documents of the Issuer provide that the Issuer will have the right to (i) require any holder of Notes that is a U.S. Person who is determined not to be both a QIB and a Qualified Purchaser to sell the Notes to a QIB that is also a Qualified Purchaser or (ii) redeem any Notes held by such a holder on

E-1-3

specified terms. In addition, the Issuer has the right to refuse to register or otherwise honor a transfer of Notes to a proposed transferee that is a U.S. Person who is not both a QIB and a Qualified Purchaser. As used herein the terms “United States” and “U.S. Person” have the meanings given such terms in Regulation S under the Securities Act.

The restrictions on transfer required by the Issuer (outlined above) will be reflected under the notation “3c7” in DTC’s User Manuals and in upcoming editions of DTC’s Reference Directory.

Any questions or comments regarding this subject may be directed to MBNA Europe Funding plc; Attn: Treasurer,

+44-124-467-2244.

E-1-4

Exhibit E-2

FORM OF EUROCLEAR IMPORTANT SECTION 3(c)(7) NOTICE

EUROCLEAR BANK S.A./N.V.

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name, title, Underwriting Department]

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:	Section 3(c)(7)/Rule 144A restrictions for [insert title of securities], issued by MBNA Europe Funding plc

(A) CUSIP Number	[ ]

(B) ISIN/Common Code	[ ]

(C) Security Description	[ ]

(D) Offer Amount	[ ]

(E) Dealer(s)	[ ]

(F) Paying Agent	[ ]

(G) Closing Date	[ ]

Special Instructions:

Euroclear has been informed by MBNA Europe Funding plc (the “Issuer”) and the Dealers that Participants are required to follow the instructions below:

E-2-1

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940 (the “Investment Company Act”) and the exemption provided by Rule 144A under the Securities Act of 1933 (the “Securities Act”) offers, sales and resales of [insert title of securities], issued by MBNA Europe Funding plc (the “Notes”) within the United States or to U.S. Persons may only be made in minimum denominations of US $100,000 and multiples of US $1,000 in excess thereof to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“Qualified Purchasers”) within the meaning of Section 2(a)(51)(A) of the Investment Company Act. Each purchaser of the Notes represents to and agrees with the Issuer and the dealers, that

(i)	It (A) (i) is a QIB who is also a Qualified Purchaser, (ii) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers and is not a plan referred to in Paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (iii) is aware that the sale of the Notes to it is being made in reliance on Rule 144A or another exemption from the registration requirements of the Securities Act, (iv) is aware that the Issuer will not be registered under the Investment Company Act in reliance on the exemption set forth in Section 3(c)(7) thereof, (v) is acquiring such Notes for its own account or for the account of a QIB who is also a Qualified Purchaser, as the case may be, (vi) was not formed for the purpose of investing in the Issuer or the Guarantor, (vii) will (and each account for which it is purchasing will) hold and transfer such Notes in at least the minimum principal amount of US$100,000, (viii) understands that the Issuer may receive a list of participants holding positions in the Notes from one or more book-entry depositories, and (ix) will provide notice of the transfer restrictions to any subsequent transferees or (B) is not a U.S. Person and is purchasing the Notes in an offshore transaction pursuant to Regulation S. It understands that in the event that at any time the Issuer determines or is notified that such purchaser was in breach, at the time given, of any of the representations set forth in this paragraph (i), the Issuer, the Guarantor or the Transfer Agent may consider the acquisition of the related Notes or interest in the related Notes void and require that the related Notes or such interest be transferred to a person designated by the Issuer or the Guarantor.

(ii)

It understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act, that the Issuer has not been registered under the Investment Company Act and that the Notes may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person who it reasonably believes is a QIB who is also a Qualified Purchaser in accordance with Rule 144A and who (w) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities

E-2-2

of unaffiliated issuers, (x) is not a plan referred to in Paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (y) was not formed for the purpose of investing in the Issuer or the Guarantor, and (z) is acquiring such Notes for its own account or for the account of a QIB who is also a Qualified Purchaser; or (ii) in an offshore transaction to a non-U.S. person complying with Regulation S; in each of cases (i) and (ii), in accordance with all applicable securities laws of the states of the United States and in a minimum principal amount of US$100,000, and that (B) it will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred herein. It understands that the Notes will, for so long as the Issuer is relying on Section 3(c)(7) of the Investment Company Act, bear a legend with respect to such transfer restrictions. See “Transfer Restrictions” in the Issuer’s Offering Circular dated September 15, 2004.

(iii)	It acknowledges that the Issuer and the Transfer Agent reserve the right prior to any sale or other transfer pursuant to clause 2(A)(ii) above to require the delivery of such certifications, legal opinions and other information as the Issuer and the Transfer Agent may reasonably require to confirm that the proposed sale or other transfer complies with the foregoing restrictions.

(iv)	It will not, at any time, offer to buy or offer to sell the Notes by any directed selling efforts or by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice of other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitation or advertising.

The charter, bylaws, organizational documents or securities issuance documents of the Issuer provide that the Issuer will have the right to (i) require any holder of Notes that is a U.S. Person who is determined not to be both a QIB and a Qualified Purchaser to sell the Notes to a QIB that is also a Qualified Purchaser or (ii) redeem any Notes held by such a holder on specified terms. In addition, the Issuer has the right to refuse to register or otherwise honor a transfer of Notes to a proposed transferee that is a U.S. Person who is not both a QIB and a Qualified Purchaser. As used herein the terms “United States” and “U.S. Person” have the meanings given such terms in Regulation S under the Securities Act.

The restrictions on transfer required by the Issuer (outlined above) will be reflected in Annex

3(c)(7) of Euroclear’s New Issues Acceptance Guide.

Any questions or comments regarding this subject may be directed to MBNA Europe Funding plc; Attn: Treasurer, +44-124-467-2244.

E-2-3

Exhibit E-3

FORM OF CLEARSTREAM BANKING IMPORTANT SECTION 3(c)(7) NOTICE

CLEARSTREAM BANKING LUXEMBOURG

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name, title, Underwriting Department]

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:	Section 3(c)(7)/Rule 144A restrictions for [insert title of Securities], due [ ], issued by MBNA Europe Funding plc

(A) CUSIP Number	[ ]

(B) ISIN/Common Code	[ ]

(C) Security Description	[ ]

(D) Offer Amount	US $[ ]

(E) Dealer(s)	[ ]

(F) Paying Agent	[ ]

(G) Closing Date	[ ]

Special Instructions:

Clearstream Banking has been informed by MBNA Europe Funding plc (the “Issuer”) and the Dealers that Participants are required to follow the instructions below:

E-3-1

In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940 (the “Investment Company Act”) and the exemption provided by Rule 144A under the Securities Act of 1933 (the “Securities Act”) offers, sales and resales of [insert title of securities], issued by MBNA Europe Funding plc (the “Notes”) within the United States or to U.S. Persons may only be made in minimum denominations of US $100,000 and multiples of US $1,000 in excess thereof to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“Qualified Purchasers”) within the meaning of Section 2(a)(51)(A) of the Investment Company Act. Each purchaser of the Notes represents to and agrees with the Issuer and the dealers, that

(i)	It (A) (i) is a QIB who is also a Qualified Purchaser, (ii) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities of unaffiliated issuers and is not a plan referred to in Paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(l)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (iii) is aware that the sale of the Notes to it is being made in reliance on Rule 144A or another exemption from the registration requirements of the Securities Act, (iv) is aware that the Issuer will not be registered under the Investment Company Act in reliance on the exemption set forth in Section 3(c)(7) thereof, (v) is acquiring such Notes for its own account or for the account of a QIB who is also a Qualified Purchaser, as the case may be, (vi) was not formed for the purpose of investing in the Issuer or the Guarantor, (vii) will (and each account for which it is purchasing will) hold and transfer such Notes in at least the minimum principal amount of US$100,000, (viii) understands that the Issuer may receive a list of participants holding positions in the Notes from one or more book-entry depositories, and (ix) will provide notice of the transfer restrictions to any subsequent transferees or (B) is not a U.S. Person and is purchasing the Notes in an offshore transaction pursuant to Regulation S. It understands that in the event that at any time the Issuer determines or is notified that such purchaser was in breach, at the time given, of any of the representations set forth in this paragraph (i), the Issuer, the Guarantor or the Transfer Agent may consider the acquisition of the related Notes or interest in the related Notes void and require that the related Notes or such interest be transferred to a person designated by the Issuer or the Guarantor.

(ii)

It understands that the Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act, that the Issuer has not been registered under the Investment Company Act and that the Notes may not be reoffered, resold, pledged or otherwise transferred except (A)(i) to a person who it reasonably believes is a QIB who is also a Qualified Purchaser in accordance with Rule 144A and who (w) is not a broker-dealer that owns and invests on a discretionary basis less than US$25 million in securities

E-2-2

of unaffiliated issuers, (x) is not a plan referred to in Paragraph (a)(l)(i)(D) or (a)(l)(i)(E) of Rule 144A or a trust fund referred to in Paragraph (a)(l)(i)(F) of Rule 144A that holds the assets of such a plan, if investment decisions with respect to the plan are made by the beneficiaries of the plan, (y) was not formed for the purpose of investing in the Issuer or the Guarantor, and (z) is acquiring such Notes for its own account or for the account of a QIB who is also a Qualified Purchaser; or (ii) in an offshore transaction to a non-U.S. person complying with Regulation S; in each of cases (i) and (ii), in accordance with all applicable securities laws of the states of the United States and in a minimum principal amount of US$100,000, and that (B) it will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred herein. It understands that the Notes will, for so long as the Issuer is relying on Section 3(c)(7) of the Investment Company Act, bear a legend with respect to such transfer restrictions. See “Transfer Restrictions” in the Issuer’s Offering Circular dated September 15,2004.

(iii)	It acknowledges that the Issuer and the Transfer Agent reserve the right prior to any sale or other transfer pursuant to clause 2(A)(ii) above to require the delivery of such certifications, legal opinions and other information as the Issuer and the Transfer Agent may reasonably require to confirm that the proposed sale or other transfer complies with the foregoing restrictions.

(iv)	It will not, at any time, offer to buy or offer to sell the Notes by any directed selling efforts or by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice of other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or seminar or meeting whose attendees have been invited by general solicitation or advertising.

The charter, bylaws, organizational documents or securities issuance documents of the Issuer provide that the Issuer will have the right to (i) require any holder of Notes that is a U.S. Person who is determined not to be both a QIB and a Qualified Purchaser to sell the Notes to a QIB that is also a Qualified Purchaser or (ii) redeem any Notes held by such a holder on specified terms. In addition, the Issuer has the right to refuse to register or otherwise honor a transfer of Notes to a proposed transferee that is a U.S. Person who is not both a QIB and a Qualified Purchaser. As used herein the terms “United States” and “U.S. Person” have the meanings given such terms in Regulation S under the Securities Act.

The restrictions on transfer required by the Issuer (outlined above) will be reflected in Chapter 7 (“Custody Business Operations - New Issues”), Section 7.3 (“General Procedure for the Admission and Distribution of New Issues of Syndicated International Instruments”) in Clearstream Banking’s Reference Directory.

Any questions or comments regarding this subject may be directed to MBNA Europe Funding plc; Attn: Treasurer, +44-124-467-2244.

E-3-3